TABLE OF CONTENTS
-----------------

Letter from the Investment Advisor......................................... 1
   Wasatch Equity Funds.................................................... 2
   Wasatch-Hoisington U.S. Treasury Fund................................... 3
Ultra Growth Fund Portfolio Summary........................................ 4
   Six Month Review........................................................ 4
   Average Annual Total Returns & Five Largest Holdings.................... 5
Global Science & Technology Fund Portfolio Summary......................... 6
   Six Month Review........................................................ 6
   Average Annual Total Returns & Five Largest Holdings.................... 7
Small Cap Growth Fund Portfolio Summary.................................... 8
   Six Month Review........................................................ 8
   Average Annual Total Returns & Five Largest Holdings.................... 9
Core Growth Fund Portfolio Summary........................................ 10
   Six Month Review....................................................... 10
   Average Annual Total Returns & Five Largest Holdings................... 11
Small Cap Value Fund Portfolio Summary.................................... 12
   Six Month Review....................................................... 12
   Average Annual Total Returns & Five Largest Holdings................... 13
Micro Cap Fund Portfolio Summary.......................................... 14
   Six Month Review....................................................... 14
   Average Annual Total Returns & Five Largest Holdings................... 15
Wasatch-Hoisington U.S. Treasury Fund Portfolio Summary................... 16
   Six Month Review....................................................... 16
   Average Annual Total Returns & Five Largest Holdings/Maturity Date..... 17
Schedule of Investments................................................... 18
Statements of Assets and Liabilities...................................... 48
Statements of Operations.................................................. 50
Statements of Changes in Net Assets....................................... 52
Financial Highlights...................................................... 58
Notes to Financial Statements............................................. 72
Directors and Officers.................................................... 82


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                               WASATCH FUNDS, INC.
                             150 Social Hall Avenue
                           Salt Lake City, Utah 84111
                                1 (800) 551-1700
                       LETTER FROM THE INVESTMENT ADVISOR
                                 March 31, 2002

--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:
-----------------
   To all the new shareholders who have joined us within the past six months, we want to welcome you and thank you for choosing Wasatch Funds. To the rest of our shareholders, we appreciate your loyalty and the trust you have shown by staying with us over the years.
   As Wasatch continues to grow we appreciate more than ever the value of loyal, long-term shareholders. It has been our experience that the shareholders who stay with us the longest reap the greatest benefit from their association with Wasatch. As we have talked to many of these long term investors, the common thread is that they understand and are committed to Wasatch's long term investment philosophy.
   We would like you to know what you can expect as a Wasatch Funds' shareholder. You can expect each Fund Manager to be disciplined and follow a consistent, time-tested process for investing your assets. You can expect that as a team, we will share knowledge, continue to re-examine and improve processes and work to support each Fund's investment objectives and strategies. You can expect that we will leave no stone unturned in our effort to identify the kinds of investments that have the potential to help you reach your long term investment objectives. You can expect friendly, knowledgeable shareholder services representatives who are trained to provide information, answer questions and help you process transactions. You can expect publications that are designed to help you get below the surface and understand your Wasatch Funds' investments.
   Naturally, we understand that the biggest thing you expect from us is performance. However, you should understand that the short term performance of your investments is influenced by many factors over which Wasatch has virtually no ability to control and little ability to predict. Some of these factors include the strength or weakness of the economy, the rise or fall of interest rates, investors' perceptions about a company, industry or asset class, and breaking news stories. Any one or a combination of factors can cause an investment style to come into or go out of favor. For example, a few years ago large company stocks were so preferred that financial industry pundits were asking why any one would even bother investing in small company stocks. Then, the promise of a "New Economy" and the vision of the Internet as the dominant medium for commerce fueled skyrocketing stock prices for so-called dot.coms.
   In retrospect, investors learned that large company stocks were not invincible and small company stocks were not dead. They learned that many profitless dot.coms with weak business models

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

   should not have commanded such high stock prices. Today, many dot.coms have gone out of business or fallen into obscurity taking with them the gains as well as the principal of many investors. The fact that Wasatch avoided this costly distraction ties right back to our disciplined investment process.
   In 2002, the budding economic recovery may blossom or it may wither. We think that to try to pick stocks based on such transient influences would be like trying to catch the wind.

WASATCH EQUITY FUNDS
--------------------

   For the Wasatch Equity Funds, our investment decisions are based on factors in which we have confidence. Our investment philosophy and process of finding opportunities for the Funds uses intensive, hands-on research that includes visiting companies and meeting with their top management. We believe that if we stick to these processes and invest based on our assessment of each company's characteristics, the performance of the Wasatch Equity Funds will take care of itself over the long run.
   For the six months ended March 31, 2002, all the Wasatch Equity Funds outperformed their benchmarks. Even more gratifying, the Funds outperformed their benchmarks for one, three, five and 10 years or since inception. While we are pleased with the results, we feel it is important to caution you not to read too much into past performance, especially given the unusual market environment we are living through. In the past six months alone, stock prices have been affected by the economic recession and confusing signs about a recovery, the war on terrorism, and worries about corporate profits and accounting practices.
   With the exception of the Wasatch Global Science & Technology Fund, the performance of the Wasatch Equity Funds over the last three years can be partly explained by a law of motion which roughly paraphrased states that, "A body set in motion tends to stay in motion until it is acted upon by an equal and opposite force." The performance of the Wasatch Equity Funds over the past six months was set in motion much earlier by the fall of the dot.coms when investors began to wake up to the types of companies in which the Wasatch Equity Funds were invested. This resulted in rising stock prices for many of the Funds' holdings and led to attention-getting performance that attracted record numbers of mutual fund investors to the Funds. Although the dot.com craze ended nearly two years ago, the Funds have, to some extent, been riding on the long coattails of that phenomenon ever since.
   For an in-depth discussion of the performance of each Wasatch Equity Fund, please see the portfolio summaries beginning on page 4.

EQUITY FUNDS OUTLOOK
--------------------

   Looking ahead, performance of the Wasatch Equity Funds is a blank slate to be written upon not only by our actions as thoughtful investors but by all the usual as well as unknown forces that can impact stock prices.
   While the investment styles of the Wasatch Equity Funds may remain in favor for some time, we know there will come a time when they will fall out of favor. We could worry about this but we prefer to do something more constructive like trying to find great companies. It is this persevering, stay-the-course discipline that served us and you so well through the dot.com decline and the following months.
   We are confident that if we adhere to our process and consistently follow each Fund's investment strategies for finding companies that have the potential to be

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   outstanding long-term investments, then the Fund or Funds in which you have invested will have the potential to continue contributing to your efforts to achieve long term investment objectives.
   Please refer to the Wasatch Funds prospectus dated January 31, 2002 for more information about each Fund's investment objectives and strategies.

WASATCH-HOISINGTON
U.S. TREASURY FUND
------------------

   For information about the performance and outlook of the U.S. Treasury Fund, please see the portfolio summary beginning on page 16.

WORTH NOTING
------------

   The Wasatch Core Growth and Small Cap Value Funds, already closed to new investors, closed to new contributions from existing shareholders on March 28, 2002. The Small Cap Growth Fund is open to existing shareholders but closed to new investors. The Micro Cap Fund remains closed to existing shareholders and new investors. While we regret the inconvenience this may cause you, we felt closing was necessary to control assets flows so that we can continue to invest in small and micro cap companies which have played an important role in the performance of these Funds. We appreciate your patience and understand your desire to add to your investments but, the truth is we are looking out for your interest as an existing shareholder. We look forward to reopening these Funds when asset levels become manageable enough to permit additional investments.
   We are pleased to announce the launch of the Wasatch International Growth Fund, effective June 28, 2002. The Fund's lead manager will be Michael W. Gerding, CFA, who joined Wasatch Advisors, the investment advisor to Wasatch Funds, in April. Mr. Gerding has over 17 years of experience in international investing focused on small and mid-size foreign companies.
   The Fund seeks long-term growth of capital primarily through investments in the common stocks of foreign companies in at least three different developed countries. We expect to focus on smaller companies, although the Fund may invest in larger foreign companies and in U.S.-based companies of any size.
   To support this exciting new endeavor, Wasatch has formed an international research team of Chartered Financial Analysts (CFAs) that includes lead manager Mike Gerding, Wasatch veterans Karey Barker, Ajay Krishnan and me, along with Roger D. Edgley, a portfolio manager with over 12 years of experience in international investing, and Laura G. Vander Pol, a senior equities analyst with over six years of experience. We look forward to the capacity and depth the new team members bring to Wasatch. We expect their experience to benefit the other Equity Funds as well, since they can invest up to 15% of their assets in foreign securities.
   For a free prospectus containing more information about the Wasatch International Growth Fund's objective, strategies and risks as well as charges and expenses, please call us at 1 (800) 551-1700. Please read the prospectus carefully before you invest.
   We appreciate your investments with Wasatch Funds. We look forward to serving you in the coming years.

Sincerely,

/s/Samuel S. Stewart, Jr.

Samuel S. Stewart, Jr.
Chairman of the Board

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ULTRA GROWTH FUND-PORTFOLIO SUMMARY
-----------------------------------

March 31, 2002

(PHOTO)
Karey Barker, CFA--Lead Manager
Ajay Krishnan, CFA--Co-Manager

   The Wasatch Ultra Growth Fund seeks to invest in rapidly growing companies in fast growing sectors of the economy. We pursue an aggressive investment strategy designed for long term investors who can tolerate greater risks and volatility.

SIX MONTH REVIEW
----------------

   In the six months ended March 31, 2002, the Ultra Growth Fund's return of 30.47% was higher than the 23.69% return of the Russell 2000 Growth Index, a widely used measure for the performance of growth-oriented small company stocks. Over longer time periods, the Fund's returns have been much higher than the Index's.
   In the past 12 months, the Fund gained 45.60% compared to a gain of 4.95% for the Index. For three years, the Fund's average annual return was 23.69% compared to the Index's return of 0.16%. For five years, the Fund returned 20.57% compared to 4.76% for the Index.
   The Fund's outstanding returns, particularly over the last two years, can be directly attributed to the fact that we stayed on course and avoided the dot.com stocks that commanded unbelievably high prices before wiping out the returns of many investors.
   While the Fund seeks to invest in fast growing companies, we use a disciplined process to guide our investment decisions. Most dot.coms simply did not fit our criteria.
   We usually expect to find fast growing companies in the dynamic technology and health care sectors. As a result, the Fund has been overweighted in these sectors compared to the Russell 2000 Growth Index.
   In the past six months, the technology sector was the biggest contributor to the Fund's performance despite above average stock price volatility and weakness in the first quarter of 2002.
   Two companies did well in the highly competitive technology services industry largely because they have taken a unique approach that sidesteps much of the mainstream competition. Cognizant Technology Solutions Corp. offers cost advantages by utilizing a highly skilled staff in India. PEC Solutions, Inc. specializes in serving government agencies.
   Two companies were rewarded with higher stock prices despite weak prices of other companies in their industries. These were Verisity Ltd., a developer of technology and software to verify the designs of electronic systems, and UTStarcom, Inc., a company that provides communications equipment primarily to operators of telecommunications networks in China.
   The health care sector made only a small contribution to the Fund's performance but has been an important factor in the Fund's long run returns. The strong performance of the Fund's medical products and services companies was offset by weak stock prices of pharmaceutical and biotechnology companies.

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

ULTRA GROWTH FUND-PORTFOLIO SUMMARY
-----------------------------------
Accredo Health, Inc., a service provider for individuals with chronic diseases, was a top performer in this sector.
   Compared to the Russell 2000 Growth, the Fund was underweighted in the auto and transportation, consumer discretionary, financial services, materials and processing, producer durables and utilities sectors. Except for the auto and transportation, and utilities sectors, these sectors made solid positive contributions to the Fund's performance.
   In the consumer discretionary sector, the Fund's retail and business services holdings did well led by strong performance from Career Education Corp. and Wireless Facilities, Inc.
   While we typically do not find fast growing companies in the financial services sector, AmeriCredit Corp. fits our criteria and has been a strong performer.

OUTLOOK
-------

   We will continue pursue the Fund's strategy of investing in fast growing companies at prices we believe are rational when compared to their quality and long term growth potential.
   The challenge of the current environment is to find high quality companies with outstanding growth potential and rational stock prices. As a result, cash in the Fund is higher than we would like. We expect cash levels to come down as we find better investment opportunities.
   Thank you for you investment in the Ultra Growth Fund.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

                                       1 YEAR      5 YEARS     SINCE INCEPTION
--------------------------------------------------------------------------------
WASATCH ULTRA GROWTH FUND              45.60%      20.57%          15.83%
--------------------------------------------------------------------------------
Russell 2000 Index                     13.98%       9.52%          12.02%
--------------------------------------------------------------------------------
Russell 2000 Growth Index1              4.95%       4.76%           8.04%
--------------------------------------------------------------------------------
Russell 2500 Growth Index2              8.05%       7.74%          10.42%
--------------------------------------------------------------------------------
*Inception: August 16, 1992. Past performance is not indicative of future results.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks.

1 Assumes August 1, 1992 inception. The Russell 2000 Growth Index measures the performance of Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

2 Assumes August 1, 1992 inception. The Russell 2500 Growth Index measures the performance of Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index is an unmanaged total return index of the smallest 2,500 companies in the Russell 3000 Index, as ranked by total market capitalization.

You cannot invest in these indexes.

--------------------------------------------------------------------------------

FIVE LARGEST HOLDINGS
---------------------

 1.  ACCREDO HEALTH, INC.         8%
     Services for individuals with chronic diseases.

 2.  UTSTARCOM, INC.              4%
     Communications equipment to operators
     of telecommunications networks.

 3.  WIRELESS FACILITIES, INC.    4%
     Telecommunications industry services.

 4.  SHIRE PHARMACEUTICALS GROUP  3%
     Prescription medications developer.

 5.  CABOT MICROELECTRONICS CORP. 3%
     Supplier of chemicals to the
     semiconductor industry.

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GLOBAL SCIENCE & TECHNOLOGY FUND-PORTFOLIO SUMMARY
--------------------------------------------------

March 31, 2002

(PHOTO)

Ajay Krishnan, CFA--Co-Manager with
Karey Barker, CFA

   The Wasatch Global Science & Technology Fund seeks long term growth of capital by investing primarily in science and technology companies based in at least three countries including the United States. The Fund is designed for aggressive long term investors willing to accept greater risk for the potential of higher returns.

SIX MONTH REVIEW
----------------

   In the past six months, the Global Science & Technology Fund gained 37.41% compared to a gain of 32.19% for the Russell 2000 Technology Index, a widely used measure for the performance of small technology stocks, and a gain of 23.33% for the technology-laden Nasdaq Composite Index.
   The Fund passed its first year with outstanding performance compared to these benchmarks. In the last 12 months, the Fund returned 37.92% while the Russell 2000 Technology Index lost 3.60% and the Nasdaq returned just 0.62%.
   The past six month period was really a tale of two quarters. In general, technology stocks rebounded strongly in the fourth quarter of 2001. The Fund benefited because we had taken advantage of earlier price weakness to invest in companies that we believe are among the leaders in their industries and have outstanding long term growth potential. These types of companies were rewarded in the fourth quarter.
   In the first quarter of 2002, technology stocks struggled as investors became increasingly concerned over corporate profits and accounting practices. In the past three months, the stock prices of many technology companies weakened and were more volatile than usual.
   The companies in which we have the most confidence are typically the largest positions in the Fund. In the past six months, we were gratified to see that most of the Fund's largest positions were among the top performers.
   Two companies did well in the highly competitive technology services industry largely because they have taken a unique approach that sidesteps much of the mainstream competition. Cognizant Technology Solutions Corp. offers cost advantages by utilizing a highly skilled staff in India. PEC Solutions, Inc. specializes in serving government agencies.
   Two companies were rewarded with higher stock prices despite weak prices of other companies in their industries. These were Verisity Ltd., a developer of technology and software to verify the designs of electronic systems, and UTStarcom, Inc., a company that provides communications equipment primarily to operators of telecommunications networks in China.
   Cabot Microelectronics Corp., a supplier of chemicals to the semiconductor industry, was also a strong performer.
   An example of how dramatically things can change from quarter to quarter was Polycom, Inc. The company's stock price surged in the fourth quarter

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GLOBAL SCIENCE & TECHNOLOGY FUND-PORTFOLIO SUMMARY
--------------------------------------------------

as investors anticipated rising demand for video conferencing products as a way to avoid air travel. In the first quarter they took what we believe is a more realistic view of Polycom's growth opportunity and the stock retreated.
   The stock prices of pharmaceutical and biotechnology companies generally were weak over the past six months. This was reflected in the Fund as a number of holdings in these industries suffered stock price declines. On the other hand, the Fund's largest holding, Accredo Health, Inc., made a strong positive contribution to performance.

OUTLOOK
-------

   There is no shortage of companies that meet our strict standards for quality and growth potential. The challenge is to invest in them at prices we feel are rational.
   We are working hard to identify potential new investments and are keeping close tabs on the companies we know well so that we will be prepared to invest as opportunities are presented.
   Thank you for the confidence you have shown by investing in the Fund.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

                                        1 YEAR      5 YEARS     SINCE INCEPTION
--------------------------------------------------------------------------------
WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND 37.92%       N/A            7.87%
--------------------------------------------------------------------------------
Russell 2000 Technology Index            -3.60%        N/A           -26.50%
--------------------------------------------------------------------------------
Nasdaq Composite Index                    0.62%        N/A           -23.77%
--------------------------------------------------------------------------------
*Inception:December 19, 2000. Past performance is not indicative of future results.

The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.

The Nasdaq Composite Index is unmanaged and measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Due to their number and size, technology stocks tend to dominate the direction of the Index. You cannot invest in these indexes.


FIVE LARGEST HOLDINGS*
----------------------

 1.  ACCREDO HEALTH, INC.         9%
     Services for individuals with
     chronic diseases.

 3.  UTSTARCOM, INC.              5%
     Communications equipment to operators
     of telecommunications networks. (China)

 3.  CABOT MICROELECTRONICS CORP. 5%
     Supplier of chemicals to the
     semiconductor industry.

 4.  WIRELESS FACILITIES, INC.    4%
     Telecommunications industry services.

 5.  COGNIZANT TECHNOLOGY
     SOLUTIONS CORP.              4%
     Professional technology services.

*Unless otherwise noted, companies are considered to be United States' companies. Companies denoted as foreign may include companies headquartered, incorporated, doing a majority of business, having substantial revenues or the majority of employees in a country other than the United States.

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SMALL CAP GROWTH FUND-PORTFOLIO SUMMARY
---------------------------------------

March 31, 2002

(PHOTO)
Jeff Cardon, CFA--Lead Manager

   The Small Cap Growth Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in small company stocks.

SIX MONTH REVIEW
----------------

   The Small Cap Growth Fund's gain of 26.63% in the six months ended March 31, 2002 was slightly better than the 25.91% gain of the Russell 2000 Index, a widely used measure for the performance of small company stocks.
   The Fund's returns over longer time periods greatly exceeded those of the Index. In the past 12 months the Fund gained 33.73% compared to 13.98% for the Index. The Fund's average annual total returns for three years, five years and 10 years were 27.21%, 22.81% and 16.42%, respectively. The Index's returns over the same periods were 9.84%, 9.52% and 11.14%, respectively.
   We attribute the Fund's strong long term performance to our disciplined process for investing in growing small companies. Our intensive fundamental research is aimed at uncovering companies that have the potential to grow faster than the average large company.
   Our focus on investing in growing companies has led us to overweight or underweight the Fund in certain sectors compared to the Russell 2000 Index.
   We typically expect to be overweighted in sectors where we have had the best success finding growing companies. In recent years, these have been the technology, health care and consumer discretionary sectors.
   The Fund typically will be underweighted in sectors where we find few companies that meet our earnings growth targets. These sectors typically include materials and processing, producer durables, utilities, and energy.
   In the past six months, the Fund's best performing sector was technology where the Fund's holdings did better than those of the Index. Most of the strong performance came in the fourth quarter of 2001. Since January, technology stocks generally have struggled and many holdings have endured above average stock price volatility. Two holdings were noteworthy performers. The stock price of Verisity Ltd., a company that develops technology and software to verify the designs of electronic systems, increased when many software companies suffered stock price declines. PEC Solutions, Inc., a provider of professional technology services, was also rewarded with a stock price increase.
   Consumer discretionary was the Fund's next best performing sector due to the stock price appreciation of many retail and business services holdings. Two women's apparel retailers, Chico's FAS, Inc. and Christopher & Banks Corp. were among the top performers.
   In the health care sector, the stock prices of medical products and services companies generally advanced while those of pharmaceutical and biotechnology-related companies generally retreated. This was true in the Fund and


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SMALL CAP GROWTH FUND-PORTFOLIO SUMMARY
---------------------------------------

the Index. A number of strong performers in the Fund led this sector to make a much greater contribution to performance than that of the Index.
   The utilities sector held back the performance of the Fund due to stock price declines of wireless telecommunications service providers. These stocks generally fell on worries over companies' weak balance sheets caused primarily by continued spending to build out networks and upgrade technology in the face of a slow down in subscriber growth. While we believe these concerns are overblown, we are not compelled to invest in rapidly declining stocks. Instead, we have been incremental buyers of Triton PCS Holdings, Inc., our favorite name in wireless.

OUTLOOK
-------

   While weak corporate profits and lack of earnings growth have been a major cause of concern among investors, we see signs pointing to acceleration in earnings growth for many of the Fund's holdings. Over the Fund's history, earnings growth has been a good long run predictor of stock price performance.
   We are committed to finding and investing in small companies with outstanding long term growth potential. We believe our experience and discipline in finding these great companies will help you along the road to achieving your long term investment objectives.
   Thanks again for putting your trust in Wasatch.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

                                       1 YEAR        5 YEARS      10 YEARS
---------------------------------------------------------------------------
WASATCH SMALL CAP GROWTH FUND          33.73%        22.81%        16.42%
---------------------------------------------------------------------------
Russell 2000 Index                     13.98%         9.52%        11.14%
---------------------------------------------------------------------------

Past performance is not indicative of future results.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks.
You cannot invest in the Index.


FIVE LARGEST HOLDINGS
---------------------

 1.  ORTHODONTIC CENTERS
     OF AMERICA, INC.               4%
     Practice management for
     orthodontists.

 2.  O'REILLY AUTOMOTIVE, INC.      3%
     Automotive parts retailer/distributor.

 3.  POLYCOM, INC.                  3%
     Products for broadband audio and
     video communications.

 4.  EXPRESS SCRIPTS, INC., CLASS A 3%
     Pharmacy benefits manager.

 5.  CHRISTOPHER & Banks Corp.      3%
     Women's specialty apparel retailer.

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

CORE GROWTH FUND-PORTFOLIO SUMMARY
----------------------------------

March 31, 2002

(PHOTO)
Samuel S. Stewart, Jr., PhD, CFA--
Lead Manager, JB Taylor--Co-Manager

   The Wasatch Core Growth Fund seeks long term growth of capital through investments in stable companies that we believe are high quality and have the potential to grow steadily for long periods of time. In addition, we seek to invest in these companies at reasonable prices. The Core Growth Fund is the most conservative of the Wasatch Equity Funds. However, the Fund will experience volatility and is best suited for long term investors.

SIX MONTH REVIEW
----------------

   In the six months ended March 31, 2002, the Core Growth Fund returned 29.08%. Over the same period, the Russell 2000 Index, a widely used measure for the performance of small company stocks, returned 25.91%. The Fund has significantly outperformed the Index over longer time periods. In the past 12 months, the Fund returned 40.71% compared to the Index's return of 13.98%. The Fund's average annual return for three years was 35.04% while the Index returned just 9.84%. For five years the Fund returned 25.04% compared to the Index's return of 9.52%. For 10 years the Fund returned 19.12% while the Index returned 11.14%.
   The Fund's long term track record is the result of our commitment to disciplined investing. We have consistently followed our strategy of investing in companies with stable growth potential throughout the Fund's 15 year history. Over the past couple of years the Fund has done exceptionally well and has benefited from a market environment that favored our investment style.
   Consumer discretionary was the Fund's best performing sector over the last six months. The Fund was overweighted in this sector compared to the Russell 2000 and our holdings outperformed. A large position in Rent-A-Center, Inc. contributed significantly to the performance of this sector. In general, the Fund's business services and retail holdings were strong performers.
   The Fund was overweighted in the financial services sector compared to the Russell 2000 and our holdings outperformed those of the Index. Large positions in AmeriCredit Corp., a sub prime automobile lender, and United Rentals, Inc., a company that rents mid to heavy equipment, drove the performance of this sector. Smaller holdings also made positive contributions. Among them were mortgage and health care real estate investment trusts (REITs). On the other hand, our consumer finance holdings were affected by declining stock prices related to concerns over consumer debt levels.
   Health care is another sector where the Fund was overweighted and outperformed the Index. The Fund's health care holdings are primarily medical products and services companies that are benefiting from increasing demand by an aging U.S. population. Orthodontic Centers of America, Inc., a provider of practice management ser-

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

CORE GROWTH FUND-PORTFOLIO SUMMARY
----------------------------------

vices for orthodontists, made the biggest contribution to the performance of the health care sector.
   While the technology sector made a positive contribution to the performance of the Fund and the Index, the Fund's low weighting kept it from realizing the full benefit of this sector's performance. We sold two technology holdings to lock in profits from strong stock price appreciation, further reducing our weighting in this sector.
   Compared to the Russell 2000, the Fund was underweighted in the auto and transportation, utilities, producer durables, and materials and processing sectors. With the exception of auto and transportation, these sectors did not significantly add to or detract from the Fund's performance.

OUTLOOK
-------

   The Core Growth Fund has enjoyed a long stretch of above average performance. Given the many variables that affect performance, it is impossible to predict whether the Fund's high returns will continue. We are not in the business of trying to make predictions. Our efforts are focused on finding and investing in companies that we believe can grow consistently over many years. We believe these types of investments have the potential to serve you well as you move toward achieving your long term investment objectives.
   Thank you for your investment in the Wasatch Core Growth Fund.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

                                       1 YEAR        5 YEARS      10 YEARS
---------------------------------------------------------------------------
WASATCH CORE GROWTH FUND               40.71%        25.04%        19.12%
---------------------------------------------------------------------------
Russell 2000 Index                     13.98%         9.52%        11.14%
---------------------------------------------------------------------------

Past performance is not indicative of future results.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks.

You cannot invest in the Index.


FIVE LARGEST HOLDINGS
---------------------

 1.  RENT-A-CENTER, INC.          9%
     Rent-to-own store operator.

 2.  AMERICREDIT CORP.            7%
     Sub prime automobile lender.

 3.  ORTHODONTIC CENTERS
     OF AMERICA, INC.             5%
     Practice management for
     orthodontists.

 4.  UNITED RENTALS, INC.         4%
     Mid to heavy equipment rentals.

 5.  PEDIATRIX MEDICAL GROUP INC. 4%
     National network of neonatalogists.

                                                              Semi-Annual Report

SMALL CAP VALUE FUND-PORTFOLIO SUMMARY
--------------------------------------

March 31, 2002

(PHOTO)
Jim Larkins, MBA--Co-Manager with Sam Stewart, PhD, CFA and John Mazanec, MBA

   The Small Cap Value Fund seeks long term growth of capital through investments in companies with market capitalizations of less than $1.5 billion whose stocks are selling at a substantial discount to what we believe is the company's underlying value. The Fund is designed for long term investors who have assessed their tolerance for risk and volatility.

SIX MONTH REVIEW
----------------

   The Small Cap Value Fund's gain of 28.06% over the past six months was just slightly better than the 27.90% gain of the Russell 2000 Value Index, a widely used measure for the performance of value-oriented small company stocks. The Fund's average annual return for three years of 41.36% was more than double the 18.74% return of the Russell 2000 Value. Since inception, the Fund's gain of 26.67% far surpassed the Index's gain of 8.98% over the same period.
   In general throughout the last six months, value stocks have continued to outperform growth stocks. During this period, many investors were attracted to value stocks as growth stocks were typically more sensitive to news about corporate profit warnings and concerns over accounting practices.
   The Fund has done well in this environment. Many of the undervalued companies that we felt were "undiscovered gems" attracted their share of attention. Other companies that we call "fallen angels" also gained recognition as they resolved issues that previously held back their stock prices. Fallen angels are companies with a history of strong earnings growth that have developed problems causing growth to falter. We invest in "fallen angels" when we have identified potential catalysts such as the introduction of new products or services that we feel will lead to increasing earnings and higher stock prices.
   The Fund's best performing sector was consumer discretionary where we were overweighted compared to the Russell 2000 Value Index. Our holdings, primarily retailers and business services companies, did much better than those of the Index. Retail stocks generally picked up as more signs pointed to an economic recovery. One of the Fund's largest positions, Rent-A-Center, Inc., a rent-to-own store operator, was a strong performer. Other top performers included Whitehall Jewellers, Inc., a fine jewelry retailer, and The Cato Corporation, a women's apparel retailer.
   The Fund's weighting in the financial services sector was about the same as the Index. This sector's strong positive contribution to performance was led by two significant positions. AmeriCredit Corp., a sub prime automobile lender, and United Rentals, Inc., a company that rents mid to heavy equipment, benefited from the improving economic outlook. Some of the Fund's consumer finance holdings suffered stock price declines as investors were unsure about

   Semi-Annual Report

SMALL CAP VALUE FUND-PORTFOLIO SUMMARY
--------------------------------------

whether there has been an economic upturn for companies in that industry.
We added several real estate investment trusts (REITs) to the Fund. These companies appear to us to be undervalued in light of their dividend yields and favorable risk/return profiles.Health care REITs have been strong performers in the past six months.
   Frontier Airlines, Inc., a regional passenger carrier, led the Fund's auto and transportation sector to outperform the Index and add to overall performance.
   The Fund has few technology holdings because their stock prices generally have been higher than we were willing to pay. One exception is Excel Technology, Inc., a company that produces laser systems and electro-optical components for industry, science and medicine. We are pleased to see this undiscovered gem starting to get the recognition we think it deserves.

OUTLOOK
-------

   The search for undervalued small companies is more challenging given the attention that has been focused on this asset class. Nevertheless, we believe our investment process is well suited to this challenge and that with diligent effort we can continue to find small companies with the potential to be outstanding long term investments. We look forward to working with you as you work toward your financial goals.
   We appreciate your investment in the Small Cap Value Fund.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

                                       1 YEAR      5 YEARS     SINCE INCEPTION
-------------------------------------------------------------------------------
WASATCH SMALL CAP VALUE FUND           42.46%        N/A           26.67%
-------------------------------------------------------------------------------
Russell 2000 Value Index               23.74%        N/A            8.98%
-------------------------------------------------------------------------------

*Inception: December 17, 1997. Past performance is not indicative of future results.

The Russell 2000 Value Index is an unmanaged total return index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks.
You cannot invest in the Index.


FIVE LARGEST HOLDINGS
---------------------

 1.  AMERICREDIT CORP.            6%
     Sub prime automobile lender.

 2.  UNITED RENTALS, INC.         4%
     Mid to heavy equipment rentals.

 3.  METRIS COMPANIES INC.        4%
     Direct marketer of consumer
     credit products.

 4.  RENT-A-CENTER, INC.          4%
     Rent-to-own store operator.

 5.  BALLY TOTAL FITNESS
     HOLDING CORP.                3%
     Health club operator.

                                                              Semi-Annual Report

MICRO CAP FUND-PORTFOLIO SUMMARY
--------------------------------

March 31, 2002

(PHOTO)
Robert Gardiner, CFA--Lead Manager

   The Micro Cap Fund seeks long term growth of capital through investments in growing companies with market capitalizations of less than $750 million at the time of initial purchase. The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in micro cap stocks.

SIX MONTH REVIEW
----------------

   In the six months ended March 31, 2002, the Micro Cap Fund gained 32.44% compared to a gain of 25.91% for the Russell 2000 Index, a widely used measure for the performance of small company stocks. Over longer time periods, the Fund has outperformed the Russell 2000 by much wider margins. The Fund gained 51.48% in the past 12 months compared to a gain of 13.98% for the Index. The Fund's average annual total return for five years was 36.91% compared to 9.52% for the Index. Since inception, the Fund gained 33.86% compared to a gain of 10.47% for the Index. These results show that the Fund has enjoyed an exceptional stretch of high performance.
   Over the past six months, the strong stock price performance of companies in which the Fund invested drove every sector represented in the Fund to a positive return. We attribute this to our success at finding great companies that were rewarded with higher stock prices.
   Surprisingly, the volatile technology sector was the biggest contributor to the Fund's performance in the last six months. The Fund was overweighted compared to the Index and our holdings outperformed. The best performer due to position size and stock price increase was Integrated Circuit Systems, Inc. In the past three months technology stocks have struggled. Many companies that make software for computer systems and services, and others with ties to telecommunications have suffered stock price declines.
   The Fund was overweighted in health care compared to the Index and our holdings did significantly better. One large position, Young Innovations, Inc., was our top performer in health care. Over the past three months the stocks of medical products and services companies generally have done better than those of biotechnology and pharmaceutical companies. Our outlook for growth in this sector is favorable due to an aging U.S. population that is increasing its demands upon the health care system.
   The Fund had a little heavier weighting in the consumer discretionary sector than the Index. Strong performance in this sector was led by Resources Connection, Inc. and FTI Consulting, Inc., consulting firms whose stock prices have gone up in anticipation of turmoil within the accounting industry.
   The Fund's dramatically lower weighting in the financial services sector held back the performance of this sector relative to the Index.
   Knight Transportation, Inc., a long

   Semi-Annual Report

MICRO CAP FUND-PORTFOLIO SUMMARY
--------------------------------

haul trucking and logistics services company, continued to be a strong performer in the Fund's auto and transportation sector, where we were slightly overweighted compared to the Index.
   The Fund was underweighted in the materials and processing, energy and producer durables sectors. A noteworthy performer in the materials and processing sector was Cabot Microelectronics Corporation.

OUTLOOK
-------

   Given the magnitude of the Fund's performance since inception, we believe present conditions make it important for us to temper your expectations. Since the fall of high-priced dot.com stocks, investors have come around to the types of companies that the Fund has invested in all along. As a result, the stock prices of companies we are attracted to are higher than they were a few years ago. That means investing at reasonable prices has become more difficult, and in the short term, makes it harder to achieve the returns to which you have become accustomed.
   As always, we will strive to invest your assets in micro cap companies that we believe have the potential to bring you closer to achieving your long term investment objectives. Thank you for investing in the Micro Cap Fund.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

                                       1 YEAR      5 YEARS     SINCE INCEPTION
------------------------------------------------------------------------------
WASATCH MICRO CAP FUND                 51.48%      36.91%          33.86%
------------------------------------------------------------------------------
Russell 2000 Index                     13.98%       9.52%          10.47%
------------------------------------------------------------------------------

*Inception: June 19, 1995. Past performance is not indicative of future results.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks.

You cannot invest in the Index.

FIVE LARGEST HOLDINGS
---------------------

 1.  AMSURG CORP.                 3%
     Outpatient surgery centers.

 2.  INTEGRATED CIRCUIT
     SYSTEMS, INC.                3%
     Timing devices for electronic systems.

 3.  CABOT MICROELECTRONICS CORP. 3%
     Supplier of chemicals to the
     semiconductor industry.

 4.  RESOURCES CONNECTION, INC.   3%
     Outsource provider of professional
     business services.

 5.  CORVEL CORPORATION           3%
     Case management and cost
     containment services for workers'
     compensation.

                                                              Semi-Annual Report

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY
-------------------------------------------------------

March 31, 2002

(PHOGO)

Van R. Hoisington--Lead Manager

   The U.S. Treasury Fund seeks to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation.

SIX MONTH REVIEW
----------------

   The long term performance of your Fund remains excellent. For the five years ended March 31, 2002, the 8.11% average annual return of your Fund was 0.54% above the Lehman Brothers Aggregate Index. The Fund had disappointing results for the past six months, as Treasury bond yields rose despite a fall in inflation. For example, the broadest rate of inflation fell to 1.9% in the fourth quarter of 2001 versus the fourth quarter of 2000, down from a 2.1% rate of increase in the year earlier period, and below the 131-year average.
   Your Fund holds U.S. Treasury securities, the highest quality fixed income investments. These securities pose virtually no credit risk. When inflation is moderating, our strategy is to invest the Fund's assets in U.S. Treasury bonds with maturities longer than 20 years. Generally, the Treasury bond yield moves in the direction of the rate of inflation. It moved in the opposite direction during the last six months. Long term Treasury bond yields rose to 5.82% at the end of March, compared with 5.41% six months ago. This resulted in a decrease in the market value of the Fund's portfolio and a negative 4.50% six month return. Over this same period, the Lehman Brothers Aggregate, with much shorter average maturities and higher yielding, but somewhat riskier investments, posted a positive return of 0.13%.
   The rise in yields reflected investors' views that a strong start to the economy in the first quarter portends a reversal of the low inflationary environment. We believe this strong growth was caused by transitory factors that are now reversing. Record income tax rebates are now paid out, and will reverse to payments in the second quarter. Inventories are now more in line with sales. Consumers received additional funds from refinancing their mortgages at low rates last year, but with higher rates this has also reversed.
   Some believe the first quarter indicates above trend growth for the rest of 2002 because there was no recession, or a very mild one. Admittedly, real gross domestic product (GDP) declined only one quarter last year. However, the National Bureau of Economic Research, the final arbiter of dating U.S. business cycles, does not use real GDP as its litmus test. Instead, it looks at a broader array of economic indicators.
   Nominal GDP or top line growth shows that the recession of 2001 was a real barn burner. Consumers spend nominal dollars from their wallets and checking accounts, not real dollars. In the fourth quarter, the year-over-year change in nominal GDP was just 2.3%,

   Semi-Annual Report

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY
-------------------------------------------------------

the slowest rate of increase in 40 years. The extreme weakness in nominal
GDP explains why S&P 500r earnings per share fell by a record setting 50% in 2001 and, at the low, the percentage decline in household jobs was the worst since the deep recession of 1973 - 75, when nearly 1.8 million U.S. citizens lost their jobs. Consumers and businesses have to repay a portion of their record debt levels, and as many borrowers face restricted and more costly debt, the economy will slow.

OUTLOOK
-------

   Whether the current economic strength fades is not as important to bond investors as the fact that during and immediately after the nine post World War II recessions, the inflation rate has always fallen, usually by an average of 3%. Reflecting this drop in inflation, Treasury bond yields historically do not reach their lowest levels until several years into the recovery.
   Since Treasury bond yields move proportionately with inflation over time, we believe the Fund's investments in long term Treasury bonds offer outstanding upside potential to patient long term investors in this period of low inflation.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

                                       1 YEAR        5 YEARS      10 YEARS
---------------------------------------------------------------------------
WASATCH-HOISINGTON U.S. TREASURY FUND  -0.36%         8.11%         6.75%
---------------------------------------------------------------------------
Lehman Bros. Aggregate Index            5.35%         7.57%         7.38%
---------------------------------------------------------------------------

Past performance is not indicative of future results.

The Lehman Brothers Aggregate Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued.

You cannot invest in the Index.


FIVE LARGEST HOLDINGS/
MATURITY DATE
----------------------

 1.  U.S. TREASURY STRIP         21%
     11/15/2021

 2.  U.S. TREASURY BOND          17%
     11/15/2024

 3.  U.S. TREASURY BOND          15%
     2/15/2031

 4.  U.S. TREASURY BOND           8%
     8/15/2027

 5.  U.S. TREASURY BOND           8%
     11/15/2027
                                                              Semi-Annual Report

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
--------------------------------------------------------------------------------

             COMMON AND PREFERRED STOCKS 84.5%
             ---------------------------------

             BIOTECHNOLOGY RESEARCH AND PRODUCTION 1.3%
     62,475  Diversa Corporation*                               $     793,432
    109,675  Taro Pharmaceutical Industries Ltd.*                   3,109,286
                                                                -------------
                                                                    3,902,718
                                                                -------------

             CHEMICALS 3.0%
    136,675  Cabot Microelectronics Corporation*                    9,246,064
                                                                -------------

             COMMUNICATIONS TECHNOLOGY 6.0%
     59,800  Catapult Communications Corporation*                   1,509,352
    109,650  Metro-Optix, Inc., Class B*+                             226,975
    215,000  Metro-Optix, Inc., Class C*+                             445,050
    492,925  Sirenza Microdevices, Inc.*                            2,671,653
    510,850  UTStarcom, Inc.*                                      13,399,596
                                                                -------------
                                                                   18,252,626
                                                                -------------

             COMMUNICATIONS AND MEDIA 0.1%
     86,175  LCC International, Inc.*                                 416,225
                                                                -------------

             COMPUTER SERVICES SOFTWARE AND SYSTEMS 13.0%
    102,575  Amdocs Limited*                                        2,733,624
    116,875  Check Point Software Technologies Ltd.*                3,553,000
    209,275  Cognizant Technology Solutions Corporation*            8,810,478
     35,075  Manhattan Associates, Inc.*                            1,336,357
    295,500  National Information Consortium, Inc.*                 1,152,450
     94,375   Numerical Technologies, Inc.*                         1,275,006
    222,325   NYFIX, Inc.*                                          3,325,982
    547,800   OPNET Technologies, Inc.*                             5,220,534
    360,828   PEC Solutions, Inc.*                                  8,872,761
     58,725   Peregrine Systems, Inc.*                                559,062
     30,000   Precise Software Solutions Ltd.*                        698,700
    149,300   SeeBeyond Technology Corporation*                     1,142,145
     48,600   SmartForce Public Limited Company ADR*                  510,300
     92,500   VitalWorks Inc.*                                        541,125
                                                                -------------
                                                                   39,731,524
                                                                -------------

             COMPUTER TECHNOLOGY 3.7%
   246,750   PDF Solutions, Inc.*                                   4,231,763
   310,209   Verisity Ltd.*                                         6,957,988
                                                                -------------
                                                                   11,189,751
                                                                -------------

   Semi-Annual Report

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
-------------------------------------------------------------------------------


             DRUGS AND PHARMACEUTICALS 7.1%
   138,100   American Pharmaceutical Partners, Inc.*             $  2,048,023
   224,975   Atrix Laboratories, Inc.*                              5,122,681
    50,125   Neose Technologies, Inc.*                              1,606,506
   387,600   Northwest Biotherapeutics, Inc.*                       1,492,260
    29,000   Northwest Biotherapeutics, Inc., Series D*+               99,980
   132,450   Novavax, Inc.*                                         1,515,228
   408,144   Shire Pharmaceuticals Group Plc*                       9,579,548
                                                                -------------
                                                                   21,464,226
                                                                -------------

             EDUCATION SERVICES 1.8%
    140,875  Career Education Corporation*                          5,578,650
                                                                -------------

             ELECTRICAL AND ELECTRONICS 1.1%
    381,575  DDi Corp.*                                             3,254,835
                                                                -------------

             ELECTRONICS 1.7%
    143,350  Microtune, Inc.*                                       2,059,939
    150,875  Sanmina-SCI Corporation*                               1,772,781
     68,100  Supertex, Inc.*                                        1,447,806
                                                                -------------
                                                                    5,280,526
                                                                -------------

             ELECTRONICS--SEMICONDUCTORS/COMPONENTS 7.2%
     57,275  AXT, Inc.*                                               612,842
    255,025  Integrated Circuit Systems, Inc.*                      5,202,510
    167,300  LogicVision, Inc.*                                     1,790,110
    679,225  Monolithic System Technology, Inc.*                    7,811,088
     29,500  Nassda Corporation*                                      448,400
    273,275  O2Micro International Limited*                         4,774,114
     17,875  Silicon-On-Insulator Technologies*                       374,403
    124,000  SiRF Technology Holdings, Series H*+                     806,000
                                                                -------------
                                                                   21,819,467
                                                                -------------

             FINANCE--SMALL LOAN 1.9%
    155,625  AmeriCredit Corp.*                                     5,912,194
                                                                -------------

             FINANCIAL--MISCELLANEOUS 0.2%
     13,225  Triad Guaranty Inc.*                                     574,891
                                                                -------------

             HEALTH CARE FACILITIES 0.3%
   303,700   TLC Laser Eye Centers Inc.*                            1,023,469
                                                                -------------

                                                             Semi-Annual Report

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
-------------------------------------------------------------------------------


             HEALTH CARE MANAGEMENT SERVICES 5.9%
   204,275   AmeriPath, Inc.*                                    $  5,474,570
   156,755   AmSurg Corp.*                                          4,265,304
   200,550   Pediatrix Medical Group Inc.*                          8,174,418
                                                                -------------
                                                                   17,914,292
                                                                -------------

             HEALTH CARE SERVICES 17.1%
    426,587  Accredo Health, Incorporated*                         24,430,637
    191,550  AMN Healthcare Services, Inc.*                         5,152,695
    105,000  Cross Country, Inc.*                                   2,835,000
    104,450  Express Scripts, Inc., Class A*                        6,015,276
    219,325  Odyssey Healthcare, Inc.*                              5,858,171
    240,650  Province Healthcare Company*                           7,645,451
                                                                -------------
                                                                   51,937,230
                                                                -------------

             MACHINERY--SPECIALTY 0.5%
     63,700  ASML Holding N.V.*                                     1,616,069
                                                                -------------

             MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 0.3%
    183,150  Align Technology, Inc.*                                  970,695
                                                                -------------

             MISCELLANEOUS MATERIALS AND COMMODITIES 1.6%
    239,600  Symyx Technologies*                                    4,947,740
                                                                -------------

             PRODUCTION TECHNOLOGY EQUIPMENT 0.1%
      8,900  Rudolph Technologies, Inc.*                              384,124
                                                                -------------

             RETAIL 2.0%
   137,275   Chico's FAS, Inc.*                                     4,626,168
     46,513  Christopher & Banks Corporation*                       1,527,952
                                                                -------------
                                                                    6,154,120
                                                                -------------

             SCIENTIFIC EQUIPMENT AND SUPPLIERS 0.8%
     46,100  Biacore International AB ADR*                          1,129,450
    248,075  ChromaVision Medical Systems, Inc.*                    1,215,567
                                                                -------------
                                                                    2,345,017
                                                                -------------

             SERVICES--COMMERCIAL 5.0%
     44,000  IQ4HIRE, Inc.*+                                              440
    357,619  Management Network Group, Inc. (The)*                  1,963,328
     88,125  Resources Connection, Inc.*                            2,549,456
  1,795,694  Wireless Facilities, Inc.*                            10,774,164
                                                                -------------
                                                                   15,287,388
                                                                -------------

   Semi-Annual Report

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
-------------------------------------------------------------------------------


             TELECOMMUNICATIONS EQUIPMENT 2.0%
    249,625  Polycom, Inc.*                                    $    6,140,775
                                                                -------------

             UTILITIES--TELECOMMUNICATIONS 0.8%
    270,075  Leap Wireless International, Inc.*                     2,274,032
                                                                -------------


             TOTAL COMMON AND
                  PREFERRED STOCKS (COST $238,819,451)            257,618,648
                                                                -------------


   Number of
   Contracts                                                          Value
--------------------------------------------------------------------------------

             CALL OPTIONS PURCHASED 0.4%
             ---------------------------

       890   AmeriPath, Inc., expiring 9/21/02,
             exercise price $15                               $     1,068,000
                                                                -------------

             TOTAL CALL OPTIONS PURCHASED (COST $1,215,570)         1,068,000
                                                                -------------


   Principal
    Amount                                                            Value
-------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS 17.5%
             ----------------------------
             (Variable Rate Demand Deposits)

$53,296,842  UMB Bank Money Market Fiduciary                   $   53,296,842
                                                                -------------

             TOTAL SHORT-TERM INVESTMENTS (COST $53,296,842)       54,364,842
                                                                -------------


             TOTAL INVESTMENTS (COST $293,331,863) 102.4%         311,983,490


             LIABILITIES LESS OTHER ASSETS (2.4)%                 (7,320,525)
                                                                -------------


             NET ASSETS 100.0%                                   $304,662,965
                                                                =============

             *Non-income producing.
             +Security purchased in a private placement transaction or under
              Rule 144A of the Securities Act of 1933 (see Note 9).
             ++Affiliated company (see Note 8).
             See notes to financial statements.

                                                             Semi-Annual Report

GLOBAL SCIENCE & TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
-------------------------------------------------------------------------------

             COMMON AND PREFERRED STOCKS 92.3%
             ---------------------------------

             Unless otherwise noted, companies are considered to be United States' companies. Companies denoted as foreign may include companies headquartered, incorporated, doing a majority of business, having substantial revenues or the majority of employees in a country other than the United States.

             BIOTECHNOLOGY RESEARCH AND PRODUCTION 1.8%
     15,575  Diversa Corporation*                                 $   197,803
     15,050  Taro Pharmaceutical Industries Ltd.*                     426,668
                                                                -------------
                                                                      624,471
                                                                -------------

             CHEMICALS 4.7%
     23,700  Cabot Microelectronics Corporation*                    1,603,305
                                                                -------------

             COMMUNICATIONS AND MEDIA 0.4%
     27,375  LCC International, Inc.*                                 132,221
                                                                -------------

             COMMUNICATIONS TECHNOLOGY 8.4%
     18,300  Catapult Communications Corporation*                     461,892
     84,000  Metro-Optix, Inc., Class C*+                             173,880
     70,850  Sirenza Microdevices, Inc.*                              384,007
     68,850  UTStarcom, Inc.* (China)                               1,805,935
                                                                -------------
                                                                    2,825,714
                                                                -------------

             COMPUTER SERVICES SOFTWARE AND SYSTEMS 19.0%
      9,325  Amdocs Limited* (United Kingdom)                         248,511
     20,075  Check Point Software Technologies Ltd.* (Israel)         610,280
     31,025  Cognizant Technology Solutions Corporation* (India)    1,306,152
      8,225  Manhattan Associates, Inc.*                              313,373
    102,100  National Information Consortium, Inc.*                   398,190
     29,375  Numerical Technologies, Inc.*                            396,856
     35,175  NYFIX, Inc.*                                             526,218
     74,525  OPNET Technologies, Inc.*                                710,223
     52,953  PEC Solutions, Inc.*                                   1,302,114
     10,300  Peregrine Systems, Inc.*                                  98,056
      8,175  Precise Software Solutions Ltd.*                         190,396
     16,000  SeeBeyond Technology Corporation*                        122,400
      4,900  Simplex Solutions, Inc.*                                  48,657
      5,900  SmartForce Public Limited Company ADR*                    61,950
      3,000  VeriSign, Inc.*                                           81,000
                                                                -------------
                                                                    6,414,376
                                                                -------------

   Semi-Annual Report

GLOBAL SCIENCE & TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
--------------------------------------------------------------------------------


             COMPUTER TECHNOLOGY 5.7%
     48,450  PDF Solutions, Inc.*                                 $   830,918
      1,475  Synopsys, Inc.*                                           81,361
     44,925  Verisity Ltd.* (Israel)                                1,007,668
                                                                -------------
                                                                    1,919,947
                                                                -------------
             DRUGS AND PHARMACEUTICALS 8.7%
     24,550  American Pharmaceutical Partners, Inc.*                  364,076
     27,625  Atrix Laboratories, Inc.*                                629,021
      9,900  Medarex, Inc.*                                           159,677
      7,275  Neose Technologies, Inc.*                                233,164
     81,325  Northwest Biotherapeutics, Inc.*                         313,101
      7,000  Northwest Biotherapeutics, Inc., Series D*+               24,133
     35,725  Novavax, Inc.*                                           408,694
     34,225  Shire Pharmaceuticals Group Plc* (United Kingdom)        803,295
                                                                -------------
                                                                    2,935,161
                                                                -------------

             ELECTRICAL AND ELECTRONICS 1.3%
     49,975  DDi Corp.*                                               426,287
                                                                -------------

             ELECTRICAL EQUIPMENT AND COMPONENTS 0.5%
     55,500  Elec & Eltek International Company
                Limited (Singapore)                                   160,950
                                                                -------------

             ELECTRONICS 3.3%
     16,075  Microtune, Inc.*                                         230,998
     19,200  Sanmina-SCI Corporation*                                 225,600
     30,875  Supertex, Inc.*                                          656,402
                                                                -------------
                                                                    1,113,000
                                                                -------------

             ELECTRONICS--MEDICAL SYSTEMS 0.2%
     18,200  IRIDEX Corporation*                                       84,994
                                                                -------------

             ELECTRONICS--SEMICONDUCTORS/COMPONENTS 12.7%
     11,600  AXT, Inc.*                                               124,120
      7,800  Cree, Inc.*                                              106,314
     43,850  Integrated Circuit Systems, Inc.*                        894,540
     33,400  LogicVision, Inc.*                                       357,380
    104,925  Monolithic System Technology, Inc.*                    1,206,638
      6,700  Nassda Corporation*                                      101,840
     40,075  O2Micro International Limited* (Cayman Islands)          700,110
     20,100  PSi Technologies Holdings, Inc. ADR* (Philippines)       160,800
     16,500  Silicon-On-Insulator Technologies* (France)              345,603
     42,750  SiRF Technology Holdings, Series H*+                     277,875
      3,400  Vitesse Semiconductor Corporation*                        33,320
                                                                -------------
                                                                    4,308,540
                                                                -------------

                                                              Semi-Annual Report

GLOBAL SCIENCE & TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
-------------------------------------------------------------------------------


             HEALTH CARE FACILITIES 0.4%
     35,275  TLC Laser Eye Centers Inc.* (Canada)                $     118,877
                                                                -------------

             HEALTH CARE MANAGEMENT SERVICES 2.3%
     29,050  AmeriPath, Inc.*                                         778,540
                                                                -------------

             HEALTH CARE SERVICES 9.6%
     54,012  Accredo Health, Incorporated*                          3,093,267
      6,690  Cambridge Antibody Technology Group Plc*
                (United Kingdom)                                      151,863
                                                                -------------
                                                                    3,245,130
                                                                -------------

             MACHINERY--SPECIALTY 0.5%
      7,300  ASML Holding N.V.* (Netherlands)                         185,201
                                                                -------------

             MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 0.3%
     20,475  Align Technology, Inc.*                                  108,517
                                                                -------------

             MISCELLANEOUS MATERIALS AND COMMODITIES 2.1%
     33,875  Symyx Technologies*                                      699,519
                                                                -------------

             PRODUCTION TECHNOLOGY EQUIPMENT 0.2%
      1,900  Rudolph Technologies, Inc.*                               82,004
                                                                -------------

             SCIENTIFIC EQUIPMENT AND SUPPLIERS 1.1%
      9,225  Biacore International AB ADR* (Sweden)                   226,013
     31,725  ChromaVision Medical Systems, Inc.*                      155,452
                                                                -------------
                                                                      381,465
                                                                -------------

             SERVICES--COMMERCIAL 5.2%
     46,675  Management Network Group, Inc. (The)*                    256,246
    247,901  Wireless Facilities, Inc.*                             1,487,406
                                                                -------------
                                                                    1,743,652
                                                                -------------

             TELECOMMUNICATIONS EQUIPMENT 2.9%
     39,625  Polycom, Inc.*                                           974,775
                                                                -------------

             UTILITIES--TELECOMMUNICATIONS 1.0%
     39,575  Leap Wireless International, Inc.*                       333,222
                                                                -------------


             TOTAL COMMON AND
                  PREFERRED STOCKS (COST $31,947,493)              31,199,868
                                                                -------------


   Semi-Annual Report

GLOBAL SCIENCE & TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------------------
March 31, 2002 (Unaudited)

   Principal
    Amount                                                            Value
-------------------------------------------------------------------------------


             SHORT-TERM INVESTMENTS 7.5%

$2,525,259   UMB Bank Money Market Fiduciary                    $   2,525,259
                                                                -------------


             TOTAL SHORT-TERM INVESTMENTS (COST $2,525,259)         2,525,259


             TOTAL INVESTMENTS (COST $34,472,752) 99.8%            33,725,127


             OTHER ASSETS LESS LIABILITIES 0.2%                        80,102
                                                                -------------


             NET ASSETS 100.0%                                    $33,805,229
                                                                =============


             *Non-income producing
             +Security purchased in a private placement transaction or under
              Rule 144A of the Securities Act of 1933 (see Note 9).
             See notes to financial statements.

             At March 31, 2002, Wasatch Global Science & Technology Fund's investments were in the following countries:

             COUNTRY                                                      %
-------------------------------------------------------------------------------

             Canada                                                     0.4
             Cayman Islands                                             2.2
             China                                                      5.8
             France                                                     1.1
             India                                                      4.2
             Israel                                                     5.2
             Netherlands                                                0.6
             Philippines                                                0.5
             Singapore                                                  0.5
             Sweden                                                     0.7
             United Kingdom                                             3.9
             United States                                              74.9
                                                                -------------
             Total                                                     100.0%
                                                                -------------

                                                              Semi-Annual Report

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
-------------------------------------------------------------------------------

             COMMON AND PREFERRED STOCKS 92.8%
             ---------------------------------

             AEROSPACE 0.1%
    17,300   HEICO Corporation                                  $     271,264
     49,234  HEICO Corporation, Class A                               643,488
                                                                -------------
                                                                      914,752
                                                                -------------

             AIR TRANSPORT 0.8%
    136,665  Expeditors International of Washington, Inc.           8,336,565
                                                                -------------


             BIOTECHNOLOGY RESEARCH AND PRODUCTION 3.0%
     75,100  ArthroCare Corporation*                                1,352,551
    394,325  Myriad Genetics, Inc.*                                13,213,831
    527,925  Taro Pharmaceuticals Industries Ltd.*                 14,966,674
                                                                -------------
                                                                   29,533,056
                                                                -------------

             CHEMICALS 2.7%
    402,500  Cabot Microelectronics Corporation*                   27,229,125
                                                                -------------

             COMMUNICATIONS TECHNOLOGY 1.8%
    305,350  Metro-Optix, Inc., Class B*+                             632,075
  1,429,848  Metro-Optix, Inc., Class C*+                           2,959,785
    550,525  UTStarcom, Inc.*                                      14,440,271
                                                                -------------
                                                                   18,032,131
                                                                -------------

             COMPUTER SERVICES SOFTWARE AND SYSTEMS 6.1%
    275,050  Cognizant Technology Solutions Corp.*                 11,579,605
    250,600  Embarcadero Technologies, Inc.*                        3,423,196
    352,300  Macrovision Corporation*                               9,388,795
    351,050  Manhattan Associates, Inc.*                           13,375,005
    734,900  National Information Consortium, Inc.*                 2,866,110
    372,950  NYFIX, Inc.*                                           5,579,332
    489,285  PEC Solutions, Inc.*                                  12,031,518
    274,925  Simplex Solutions, Inc.*                               2,730,005
                                                                -------------
                                                                   60,973,566
                                                                -------------

             COMPUTER TECHNOLOGY 3.4%
    483,247  Computer Network Technology Corp.*                     6,388,525
    498,650  PDF Solutions, Inc.*                                   8,551,847
    849,150  Verisity Ltd.*                                        19,046,435
                                                                -------------
                                                                   33,986,807
                                                                -------------

   Semi-Annual Report

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
--------------------------------------------------------------------------------


             DRUGS AND PHARMACEUTICALS 3.0%
   394,525   ILEX Oncology, Inc.*                              $    6,809,501
   385,400   Priority Healthcare Corporation*                      10,024,254
    716,550  Salix Pharmaceuticals, Ltd.*                          12,561,122
                                                                -------------
                                                                   29,394,877
                                                                -------------

             ELECTRONICS 1.0%
    468,775  Supertex, Inc.*                                        9,966,156
                                                                -------------

             ELECTRONICS--SEMICONDUCTORS/COMPONENTS 6.5%
    366,025  ASAT Holdings Ltd. ADR*                                  783,293
    725,475  Cree, Inc.*                                            9,888,224
    741,250  Integrated Circuit Systems, Inc.*                     15,121,500
     57,900  LogicVision, Inc.*                                       619,530
    339,043  Microchip Technology Incorporated*                    14,182,169
    694,900  O2Micro International Limited*                        12,139,903
    335,900  Pericom Semiconductor Corporation*                     4,749,626
    327,125  PSi Technologies Holdings, Inc. ADR*                   2,617,000
    297,300  QuickLogic Corporation*                                1,468,662
    402,480  SiRF Technology Holdings, Series H*+                   2,616,120
                                                                -------------
                                                                   64,186,027
                                                                -------------

             FINANCIAL DATA PROCESSING SERVICES AND SYSTEMS 0.1%
     27,850  InterCept Group, Inc. (The)*                           1,009,563
                                                                -------------

             FINANCIAL INFORMATION SERVICES 1.5%
    375,025  FactSet Research Systems Inc.                         15,132,259
                                                                -------------

             FINANCIAL--MISCELLANEOUS 0.9%
    450,737  Metris Companies Inc.                                  9,014,740
                                                                -------------

             HEALTH CARE MANAGEMENT SERVICES 11.5%
  1,021,610  AmeriPath, Inc.*                                      27,379,148
   981,775   AmSurg Corp.*                                         26,714,098
  1,607,425  Orthodontic Centers of America, Inc.*                 44,381,004
    371,750  Pediatrix Medical Group, Inc.*                        15,152,530
                                                                -------------
                                                                  113,626,780
                                                                -------------

             HEALTH CARE SERVICES 6.1%
   282,750   Accredo Health, Incorporated*                         16,193,092
   525,600   Express Scripts, Inc., Class A*                       30,269,304
    374,400  Lincare Holdings Inc.*                                10,153,728
    156,175  Odyssey Healthcare, Inc.*                              4,171,434
                                                                -------------
                                                                   60,787,558
                                                                -------------

                                                             Semi-Annual Report

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
-------------------------------------------------------------------------------

             HOME BUILDING 3.1%
    137,550  Meritage Corporation*                             $    8,789,445
     38,900  NVR, Inc.*                                            12,272,950
    185,700  Toll Brothers, Inc.*                                   9,257,145
                                                                -------------
                                                                   30,319,540
                                                                -------------

             MISCELLANEOUS MATERIALS AND COMMODITIES 0.1%
     22,400  Symyx Technologies*                                      462,560
                                                                -------------

             MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 4.8%
    930,175  Align Technology, Inc.*                                4,929,927
    612,966  ICU Medical, Inc.*                                    22,311,962
    215,750  National Dentex Corp.*++                               5,674,225
    532,863  Techne Corp.*                                         14,691,033
                                                                -------------
                                                                   47,607,147
                                                                -------------

             MEDICAL SERVICES 1.8%
    625,300  RehabCare Group, Inc.*                                17,821,050
                                                                -------------

             RENTAL AND LEASING SERVICES--CONSUMER 1.0%
    194,125  Rent-A-Center, Inc.*                                   9,917,846
                                                                -------------

             RESTAURANTS 1.1%
    230,500  CEC Entertainment Inc.*                               10,649,100
                                                                -------------

             RETAIL 15.0%
   388,061   99 Cents Only Stores*                                 14,878,259
   791,582   Chico's FAS, Inc.*                                    26,676,313
   837,850   Christopher & Banks Corporation*                      27,523,372
   502,025   Dollar Tree Stores, Inc.*                             16,471,440
    155,725  Factory 2-U Stores Inc.*                               2,008,853
   278,116   Hibbett Sporting Goods, Inc.*                          6,535,726
   427,400   Linens 'n Things, Inc.*                               13,048,522
    443,940  Men's Wearhouse, Inc. (The)*                          10,365,999
   990,050   O'Reilly Automotive, Inc.*                            31,255,879
                                                                -------------
                                                                  148,764,363
                                                                -------------

             SECURITIES BROKERAGE AND SERVICES 1.0%
    187,600  Investment Technology Group, Inc.*                     9,894,024
                                                                -------------

   Semi-Annual Report

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
--------------------------------------------------------------------------------


             SERVICES--COMMERCIAL 7.3%
    464,365  Charles River Associates Incorporated*++          $    6,988,693
    595,125  Copart, Inc.*                                         10,676,543
   584,512   FTI Consulting, Inc.*                                 18,108,182
    182,900  Getty Images, Inc.*                                    5,479,684
    453,630  Resources Connection, Inc.*                           13,123,516
    564,000  West Corporation*                                     17,844,960
                                                                -------------
                                                                   72,221,578
                                                                -------------

             TELECOMMUNICATIONS EQUIPMENT 3.1%
  1,244,425  Polycom, Inc.*                                        30,612,855
                                                                -------------

             TRANSPORTATION--MISCELLANEOUS 0.8%
    244,575  C.H. Robinson Worldwide, Inc.                          8,217,720
                                                                -------------

             TRUCKERS 1.9%
    230,450  Forward Air Corporation*                               7,293,743
    557,162  Knight Transportation, Inc.*                          11,778,405
                                                                -------------
                                                                   19,072,148
                                                                -------------

             UTILITIES--CABLE TV AND RADIO 1.3%
    947,675  Mediacom Communications Corporation*                  13,276,927
                                                                -------------

             UTILITIES--TELECOMMUNICATIONS 2.0%
     10,000  Alamosa PCS Holdings, Inc.*                               50,300
    369,350  Rural Cellular Corporation*                            1,654,688
  1,064,300  Triton PCS Holdings*                                  10,845,217
  1,297,950  UbiquiTel Inc.*                                        3,179,978
    106,015  United States Cellular Corp.*                          4,346,615
                                                                -------------
                                                                   20,076,798
                                                                -------------
             TOTAL COMMON AND
                  PREFERRED STOCKS (COST $775,534,747)            921,037,618
                                                                -------------

                                                             Semi-Annual Report

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
March 31, 2002 (Unaudited)

   Principal
    Amount                                                            Value
-------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS 7.4%
             ---------------------------

             (Variable Rate Demand Deposits)

$73,029,303  UMB Bank Money Market Fiduciary                    $  73,029,303
                                                                -------------

             TOTAL SHORT-TERM INVESTMENTS (COST $73,029,303)       73,029,303
                                                                -------------


             TOTAL INVESTMENTS (COST $848,564,050) 100.2%        994,066,921


             LIABILITIES LESS OTHER ASSETS (0.2)%                 (1,439,022)
                                                                -------------


             NET ASSETS 100.0%                                   $992,627,899
                                                                =============

             *Non-income producing
             +Security purchased in a private placement transaction or under
              Rule 144A of the Securities Act of 1933 (see Note 9).
             ++Affiliated company (see Note 8).
              See notes to financial statements.

   Semi-Annual Report

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------

March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
--------------------------------------------------------------------------------

             COMMON AND PREFERRED STOCKS 80.1%
             ---------------------------------

             AEROSPACE 0.2%
     90,900  HEICO Corporation                                 $    1,425,312
    112,622  HEICO Corporation, Class A                             1,471,970
                                                                -------------
                                                                    2,897,282
                                                                -------------

             AIR TRANSPORT 0.3%
     78,950  Expeditors International of Washington, Inc.           4,815,950
                                                                -------------

             AUTOMOBILES 1.2%
    561,125  Group 1 Automotive, Inc.*                             21,911,931
                                                                -------------

             COMMERCIAL INFORMATION SERVICES 1.4%
    845,850  SOURCECORP, Incorporated*                             24,944,116
                                                                -------------

             COMMUNICATIONS TECHNOLOGY 2.5%
    920,200  CSG Systems International, Inc.*                      26,198,094
    689,825  UTStarcom, Inc.*                                      18,094,110
                                                                -------------
                                                                   44,292,204
                                                                -------------

             DIVERSIFIED FINANCIAL SERVICES 0.9%
    437,300  BISYS Group, Inc. (The)*                              15,414,825
                                                                -------------

             EDUCATION SERVICES 0.3%
    159,275  Bright Horizons Family Solutions, Inc.*                4,693,994
                                                                -------------

             FINANCE COMPANIES 0.9%
   801,275   MCG Capital Corporation                               15,623,260
                                                                -------------

             FINANCE--SMALL LOAN 6.9%
 3,163,537   AmeriCredit Corp.*                                   120,182,771
                                                                -------------

             FINANCIAL DATA PROCESSING SERVICES AND SYSTEMS 0.9%
    428,000  Euronet Worldwide, Inc.*                               7,276,000
    135,000  Fair, Isaac and Company, Incorporated                  8,557,650
                                                                -------------
                                                                   15,833,650
                                                                -------------

             FINANCIAL INFORMATION SERVICES 0.6%
   412,525   Alliance Data Systems Corporation*                    10,370,879
                                                                -------------

                                                             Semi-Annual Report

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
-------------------------------------------------------------------------------


             FINANCIAL--MISCELLANEOUS 7.5%
  1,958,357  Fidelity National Financial, Inc.                   $ 51,641,874
  2,816,062  Metris Companies Inc.                                 56,321,240
  1,077,500  Saxon Capital, Inc.*+                                 15,914,675
     42,875  Saxon Capital, Inc.*                                     633,264
    134,350  Triad Guaranty Inc.*                                   5,840,194
                                                                -------------
                                                                  130,351,247
                                                                -------------

             FOODS 0.4%
  2,761,000  Want Want Holdings Limited                             6,792,060
                                                                -------------

             HEALTH CARE FACILITIES 2.5%
    367,600  Apria Healthcare Group Inc.*                           9,009,876
  1,068,175  Renal Care Group, Inc.*                               35,036,140
                                                                -------------
                                                                   44,046,016
                                                                -------------

             HEALTH CARE MANAGEMENT SERVICES 12.7%
    720,750  AmeriPath, Inc.*                                      19,316,100
  2,016,375  First Health Group Corp.*                             48,655,129
    251,925  MedQuist Inc.*                                         7,557,750
  3,076,631  Orthodontic Centers of America, Inc.*++               84,945,782
  1,524,475  Pediatrix Medical Group Inc.*++                       62,137,601
                                                                -------------
                                                                  222,612,362
                                                                -------------

             HEALTH CARE SERVICES 3.3%
    719,675  Express Scripts, Inc., Class A*                       41,446,083
    633,475  Lincare Holdings Inc.*                                17,179,842
                                                                -------------
                                                                   58,625,925
                                                                -------------

             IDENTIFICATION CONTROL AND FILTER DEVICES 0.0%
    294,300  American Bank Note Holographics, Inc.*                   553,284
                                                                -------------

             INSURANCE--LIFE 0.2%
    156,475  Annuity and Life Re (Holdings), Ltd.                   3,027,791
                                                                -------------

             INVESTMENT MANAGEMENT COMPANIES 2.4%
  1,530,675  Allied Capital Corporation                            42,093,562
                                                                -------------

             LEISURE TIME 1.7%
    918,787  SCP Pool Corporation*                                 28,849,912
                                                                -------------

             MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 1.0%
    463,312  ICU Medical, Inc.*                                    16,864,557
                                                                -------------

   Semi-Annual Report

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
--------------------------------------------------------------------------------


             REAL ESTATE INVESTMENT TRUSTS 6.4%
  2,541,475  Annaly Mortgage Management Inc.                    $  43,154,245
    865,550  Apex Mortgage Capital, Inc.                           10,031,724
    138,925  Capital Automotive REIT                                3,195,275
   389,925   Health Care Property Investors, Inc.                  15,811,459
    190,350  Hospitality Properties Trust                           6,534,716
    226,500  Nationwide Health Properties, Inc.                     4,563,975
 1,382,625   Thornburg Mortgage Inc.                               27,707,805
                                                                -------------
                                                                  110,999,199
                                                                -------------

             RENTAL AND LEASING SERVICES--COMMERCIAL 4.4%
  2,812,100  United Rentals, Inc.*++                               77,276,508
                                                                -------------

             RENTAL AND LEASING SERVICES--CONSUMER 9.2%
  3,145,525  Rent-A-Center, Inc.*++                               160,704,872
                                                                -------------

             RESTAURANTS 0.4%
    151,900  CEC Entertainment Inc.*                                7,017,780
                                                                -------------

             RETAIL 5.3%
    513,275  Factory 2-U Stores Inc.*                               6,621,247
  1,184,250  Men's Wearhouse, Inc. (The)*                          27,652,238
    326,595  O'Reilly Automotive, Inc.*                            10,310,604
 1,315,245   Sonic Automotive, Inc.*                               39,431,045
 15,716,000  Texwinca Holdings Limited                              9,016,269
                                                                -------------
                                                                   93,031,403
                                                                -------------

             SECURITIES BROKERAGE AND SERVICES 0.6%
    201,662  Investment Technology Group, Inc.                     10,635,654
                                                                -------------

             SERVICES--COMMERCIAL 4.2%
    978,125  Copart, Inc.*                                         17,547,563
    833,425  MAXIMUS, Inc.*                                        25,611,150
    646,325  Watson Wyatt & Company Holdings*++                    17,676,989
    373,725  West Corporation*                                     11,824,659
                                                                -------------
                                                                   72,660,361
                                                                -------------

             TRANSPORTATION--MISCELLANEOUS 0.2%
    122,400  C.H. Robinson Worldwide, Inc.                          4,112,640
                                                                -------------

             TRUCKERS 0.6%
    100,020  Forward Air Corporation*                               3,165,633
    328,033  Knight Transportation, Inc.*                           6,934,618
                                                                -------------
                                                                   10,100,251
                                                                -------------

                                                              Semi-Annual Report

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
-------------------------------------------------------------------------------


             UTILITIES--TELECOMMUNICATIONS 1.0%
  3,078,025  WorldCom, Inc.-MCI Group                          $   18,191,128
                                                                -------------

             TOTAL COMMON STOCKS (COST $1,078,755,647)          1,399,527,374
                                                                -------------


    Number
 of Contracts                                                         Value
--------------------------------------------------------------------------------

             PUT OPTIONS PURCHASED 0.0%
             --------------------------

        768  Nasdaq-100 Shares, expiring 6/15/02, exercise price $36  161,280
        650  Nasdaq-100 Shares, expiring 6/15/02, exercise price $38  201,500
        450  Nasdaq-100 Shares, expiring 6/15/02, exercise price $40  207,000
                                                                -------------
                                                                      569,780
                                                                -------------

             TOTAL PUT OPTIONS PURCHASED (COST $602,534)              569,780
                                                                -------------


   Principal
    Amount                                                            Value
-------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS 21.1%
             ----------------------------

             (Variable Rate Demand Deposits)

$368,195,683 UMB Bank Money Market Fiduciary                  $   368,195,683
                                                                -------------

             TOTAL SHORT-TERM INVESTMENTS (COST $368,195,683)     368,195,683
                                                                -------------


             TOTAL INVESTMENTS (COST $1,447,553,864) 101.2%    1,768,292,837


             LIABILITIES LESS OTHER ASSETS (1.2)%                (20,720,671)
                                                                -------------


             NET ASSETS 100.0%                                 $1,747,572,166
                                                                =============
             *Non-income producing
             +Security purchased in a private placement transaction or under
              Rule 144A of the Securities Act of 1933 (see Note 9).
             ++Affiliated company (see Note 8).
             See notes to financial statements.

   Semi-Annual Report

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
--------------------------------------------------------------------------------

             COMMON AND PREFERRED STOCKS 80.0%
             ---------------------------------

             AEROSPACE 1.9%
   572,220   HEICO Corporation, Class A                           $ 7,478,915
                                                                -------------

             AIR TRANSPORT 1.6%
    678,187  Frontier Airlines, Inc.*                              12,424,386
                                                                -------------

             AUTO PARTS--AFTER MARKET 0.9%
    397,425  Keystone Automotive Industries, Inc.*                  6,827,762
                                                                -------------

             BANKS--OUTSIDE NEW YORK CITY 2.0%
     13,700  First State Bancorporation                               318,388
    149,000  Hibernia Corporation                                   2,845,900
    335,550  Nara Bancorp, Inc.++                                   7,298,212
    367,600  Umpqua Holdings Corporation                            5,499,296
                                                                -------------
                                                                   15,961,796
                                                                -------------

             COMPUTER SERVICES SOFTWARE AND SYSTEMS 0.2%
    376,125  RWD Technologies, Inc.*                                1,515,784
                                                                -------------

             COMMUNICATIONS TECHNOLOGY 0.2%
    189,525  REMEC, Inc.*                                           1,753,106
                                                                -------------

             EDUCATION SERVICES 0.0%
     14,725  Franklin Covey Co.*                                       37,696
                                                                -------------

             ELECTRICAL EQUIPMENT AND COMPONENTS 0.1%
    650,664  PCD Inc.*++                                              715,730
                                                                -------------

             ELECTRONICS 1.1%
    281,675  Nu Horizons Electronics Corp.*                         2,774,499
    286,475  Supertex, Inc.*++                                      6,090,458
                                                                -------------
                                                                    8,864,957
                                                                -------------

             ELECTRONICS--TECHNOLOGY 0.3%
    208,700  Innovative Solutions and Support, Inc.*                2,057,782
                                                                -------------

             ELECTRONICS--SEMICONDUCTORS/COMPONENTS 2.4%
    662,675  ASAT Holdings Ltd. ADR*                                1,418,124
    403,800  Excel Technology, Inc.*                                8,867,448
    923,325  Peak International Limited*++                          7,386,600
    141,125  PSi Technologies Holdings, Inc. ADR*                   1,129,000
                                                                -------------
                                                                   18,801,172
                                                                -------------

                                                             Semi-Annual Report

 SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
-------------------------------------------------------------------------------


             FINANCE COMPANIES 1.7%
    550,700  MCG Capital Corporation                              $10,737,549
    396,661  World Acceptance Corp.*                                2,784,560
                                                                -------------
                                                                   13,522,109
                                                                -------------

             FINANCE--SMALL LOAN 6.0%
  1,226,325  AmeriCredit Corp.*                                    46,588,087
                                                                -------------

             FOODS 1.7%
    602,250  Fleming Companies, Inc.                               13,490,400
                                                                -------------

             FINANCIAL--MISCELLANEOUS 9.3%
    395,065  Fidelity National Financial, Inc.                     10,417,864
    100,850  Financial Federal Corporation*                         3,308,888
  1,656,050  Metris Companies Inc.                                 33,121,000
    656,400  Saxon Capital, Inc.*+                                  9,695,028
  1,078,525  Saxon Capital, Inc.*                                  15,929,814
                                                                -------------
                                                                   72,472,594
                                                                -------------

             HEALTH CARE MANAGEMENT SERVICES 1.7%
    254,350  AmeriPath, Inc.*                                       6,816,580
    144,525  Mid Atlantic Medical Services, Inc.*                   4,118,962
     89,135  Orthodontic Centers of America, Inc.*                  2,461,017
                                                                -------------
                                                                   13,396,559
                                                                -------------

             HEALTH CARE FACILITIES 1.1%
    309,450  Sunrise Assisted Living, Inc.*                         8,435,607
                                                                -------------

             HEALTH CARE SERVICES 0.4%
    265,000  Healthcare Services Group, Inc.*                       3,034,250
                                                                -------------

             HOME BUILDING 1.6%
     71,700  Crossman Communities, Inc.*                            3,242,991
     37,725  M.D.C. Holdings, Inc.                                  1,629,720
     12,625  NVR, Inc.*                                             3,983,188
     67,350  Toll Brothers, Inc.*                                   3,357,397
                                                                -------------
                                                                   12,213,296
                                                                -------------

             HOTEL/MOTEL 0.6%
    216,675  Orient-Express Hotels Ltd., Class A*                   4,441,837
                                                                -------------

             INSURANCE--PROPERTY AND CASUALTY 0.4%
     67,725  RLI Corp.                                              3,501,383
                                                                -------------

   Semi-Annual Report

 SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
--------------------------------------------------------------------------------


             INVESTMENT MANAGEMENT COMPANIES 0.8%
    220,075  Allied Capital Corporation                          $  6,052,063
                                                                -------------

             JEWELRY, WATCHES AND GEMSTONES 4.7%
  1,174,020  Friedman's Inc.++                                     12,620,715
  1,299,418  Whitehall Jewellers, Inc.*++                          24,494,029
                                                                -------------
                                                                   37,114,744
                                                                -------------

             LEISURE TIME 3.4%
  1,214,525  Bally Total Fitness Holding Corporation*              26,658,824
                                                                -------------

             MACHINERY--INDUSTRIAL/SPECIALTY 1.4%
    752,050  Kadant Inc.*++                                        10,739,274
                                                                -------------

             METALS FABRICATING 0.4%
    209,725  Encore Wire Corporation*                               3,473,046
                                                                -------------

             OIL--CRUDE PRODUCERS 0.4%
    113,725  Plains Resources Inc.*                                 2,829,478
                                                                -------------

             REAL ESTATE 0.8%
    180,400  LNR Property Corporation                               6,326,628
                                                                -------------

             REAL ESTATE INVESTMENT TRUSTS 6.0%
    394,300  Annaly Mortgage Management Inc.                        6,695,214
    257,600  Apex Mortgage Capital, Inc.                            2,985,584
     88,350  Capital Automotive REIT                                2,032,050
    156,825  FBR Asset Investment Corporation                       4,265,640
    395,525  Health Care Property Investors, Inc.                  16,038,539
    736,150  Nationwide Health Properties, Inc.                    14,833,423
                                                                -------------
                                                                   46,823,450
                                                                -------------

             RENTAL AND LEASING SERVICES--COMMERCIAL 5.6%
  1,070,225  MicroFinancial Incorporated++                          9,150,424
  1,258,325  United Rentals, Inc.*                                 34,578,771
                                                                -------------
                                                                   43,729,195
                                                                -------------

             RENTAL AND LEASING SERVICES--CONSUMER 4.0%
    218,500  Rainbow Rentals, Inc.*                                 1,529,500
    586,400  Rent-A-Center, Inc.*                                  29,959,176
                                                                -------------
                                                                   31,488,676
                                                                -------------

                                                             Semi-Annual Report

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
-------------------------------------------------------------------------------


             RETAIL 8.4%
    581,575  Cato Corporation (The), Class A                   $   12,957,491
    272,825  Genesco Inc.*                                          7,521,785
  1,005,275  Global Imaging Systems, Inc.*                         18,497,060
    478,600  Lithia Motors, Inc.*                                  11,821,420
    675,875  MarineMax, Inc.*                                       8,110,500
    276,669  Men's Wearhouse, Inc. (The)*                           6,460,221
                                                                -------------
                                                                   65,368,477
                                                                -------------

             SECURITIES BROKERAGE AND SERVICES 0.4%
    112,675  American Capital Strategies, Ltd.                      3,488,418
                                                                -------------

             SERVICES--COMMERCIAL 2.5%
    241,055  Charles River Associates Incorporated*                 3,627,878
    161,912  FTI Consulting, Inc.*                                  5,016,034
    241,995  Monro Muffler Brake, Inc.*                             4,162,314
     67,975  Navigant International, Inc.*                            985,638
    363,400  RemedyTemp, Inc.*                                      5,741,720
                                                                -------------
                                                                   19,533,584
                                                                -------------

             SHOES 2.5%
    613,925  Finish Line, Inc. (The)*                              11,326,916
    512,000  Maxwell Shoe Company Inc.*++                           8,192,000
                                                                -------------
                                                                   19,518,916
                                                                -------------

             TRUCKERS 2.6%
    149,350  Arkansas Best Corporation*                             4,150,437
     35,775  Landstar System, Inc.*                                 3,319,920
    257,512  Transport Corporation of America, Inc.*                1,686,704
    317,375  USA Truck, Inc.*                                       4,094,138
    275,300  Yellow Corporation*                                    7,265,167
                                                                -------------
                                                                   20,516,366
                                                                -------------

             UTILITIES--ELECTRICAL 1.5%
    754,200  Sierra Pacific Resources                              11,380,878
                                                                -------------

             UTILITIES--TELECOMMUNICATIONS 0.3%
    448,575  WorldCom, Inc.-MCI Group                               2,651,078
                                                                -------------


             TOTAL COMMON STOCKS (COST $492,922,688)              625,255,303
                                                                -------------

   Semi-Annual Report

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
March 31, 2002 (Unaudited)

   Principal
    Amount                                                            Value
-------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS 19.8%
             ----------------------------

             (Variable Rate Demand Deposits)

$155,043,803 UMB Bank Money Market Fiduciary                     $155,043,803
                                                                -------------

             TOTAL SHORT-TERM INVESTMENTS (COST $155,043,803)     155,043,803
                                                                -------------


             TOTAL INVESTMENTS (COST $647,966,491) 99.8%          780,299,106
                                                                -------------


             OTHER ASSETS LESS LIABILITIES 0.2%                     1,817,869
                                                                -------------


             NET ASSETS 100.0%                                   $782,116,975
                                                                =============

             *Non-income producing
             +Security purchased in a private placement transaction or under
              Rule 144A of the Securities Act of 1933 (see Note 9).
             ++Affiliated company (see Note 8).
             See notes to financial statements.

                                                             Semi-Annual Report

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
-------------------------------------------------------------------------------

             COMMON AND PREFERRED STOCKS 86.8%
             ---------------------------------

             Banks--Outside New York City 0.5%
    107,275  First State Bancorporation                          $  2,493,071
                                                                -------------

             BIOTECHNOLOGY RESEARCH AND PRODUCTION 1.3%
    191,000  Discovery Partners International*                      1,413,400
     91,300  Embrex, Inc.*                                          1,903,605
     93,000  Taro Pharmaceutical Industries Ltd.*                   2,636,550
     97,475  United-Guardian, Inc.                                    589,724
                                                                -------------
                                                                    6,543,279
                                                                -------------

             BUILDING MATERIALS 0.5%
    186,275  Building Materials Holding Corp.*                      2,682,360
                                                                -------------

             BUILDING--MISCELLANEOUS 0.2%
     50,625  Dominion Homes, Inc.*                                    891,000
                                                                -------------

             CHEMICALS 3.3%
    245,275  Cabot Microelectronics Corporation*                   16,592,854
                                                                -------------

             COMMUNICATIONS TECHNOLOGY 0.8%
     52,975  Catapult Communications Corporation*                   1,337,089
    299,275  Fargo Electronics*                                     2,169,744
     95,930  Metro-Optix, Inc., Class B*+                             198,575
                                                                -------------
                                                                    3,705,408
                                                                -------------

             COMPUTER SERVICES SOFTWARE AND SYSTEMS 3.9%
     50,925  Cognizant Technology Solutions Corp.*                  2,143,942
     76,275  Ixia*                                                    648,337
     51,175  Macrovision Corporation*                               1,363,814
    134,875  Moldflow Corporation*                                  1,820,812
    209,000  Numerical Technologies, Inc.*                          2,823,590
    592,450  OPNET Technologies, Inc.*                              5,646,049
     30,000  PEC Solutions, Inc.*                                     737,700
    662,364  VitalWorks Inc.*                                       3,874,829
                                                                -------------
                                                                   19,059,073
                                                                -------------

             COMPUTER TECHNOLOGY 3.0%
    179,350  PDF Solutions, Inc.*                                   3,075,852
    549,800  Qualstar Corporation*                                  3,573,700
    360,400  Verisity Ltd.*                                         8,083,772
                                                                -------------
                                                                   14,733,324
                                                                -------------

   Semi-Annual Report

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
-------------------------------------------------------------------------------


             DRUGS AND PHARMACEUTICALS 1.5%
    106,250  Bradley Pharmaceuticals, Inc.*++                     $ 1,131,562
     36,712  First Horizon Pharmaceutical Corporation*                820,880
     74,425  Novavax, Inc.*                                           851,422
    252,400  Salix Pharmaceuticals, Ltd.*                           4,424,572
                                                                -------------
                                                                    7,228,436
                                                                -------------
             EDUCATION SERVICES 0.0%
      9,325  Franklin Covey Co.*                                       23,872
                                                                -------------

             ELECTRICAL EQUIPMENT AND COMPONENTS 0.1%
    376,000  PCD Inc.*                                                413,600
                                                                -------------

             ELECTRONICS 1.0%
    220,100  Supertex, Inc.*                                        4,679,326
                                                                -------------

             ELECTRONICS--INSTRUMENTS, GAUGES AND METERS 0.8%
    512,925  Computer Access Technology Corporation*                2,538,979
    267,650  inTEST Corporation*                                    1,514,899
                                                                -------------
                                                                    4,053,878
                                                                -------------
             ELECTRONICS--MEDICAL SYSTEMS 0.8%
    853,600  IRIDEX Corporation*++                                  3,986,312
                                                                -------------

             ELECTRONICS--SEMICONDUCTORS/COMPONENTS 12.8%
     56,500  Advanced Power Technology, Inc.*                         648,620
    414,700  Excel Technology, Inc.*                                9,106,812
    823,925  Integrated Circuit Systems, Inc.*                     16,808,070
    247,250  LogicVision, Inc.*                                     2,645,575
     21,400  Micrel, Inc.*                                            539,708
    995,075  Monolithic System Technology, Inc.*                   11,443,363
     75,950  Nassda Corporation*                                    1,154,440
    635,200  O2Micro International Limited*                        11,096,944
     68,475  Pericom Semiconductor Corporation*                       968,236
    182,675  PLX Technology, Inc.*                                  2,228,635
    782,900  PSi Technologies Holdings, Inc. ADR*++                 6,263,200
                                                                -------------
                                                                   62,903,603
                                                                -------------
             FINANCE COMPANIES 1.1%
    753,000  World Acceptance Corp.*                                5,286,060
                                                                -------------

             FINANCIAL DATA PROCESSING SERVICES AND SYSTEMS 0.0%
     52,550  Atlantic Data Services, Inc.*                            118,185
                                                                -------------

             FINANCIAL INFORMATION SERVICES 1.6%
    155,375  FactSet Research Systems Inc.                          6,269,381
    185,650  OneSource Information Services, Inc.*                  1,353,388
                                                                -------------
                                                                    7,622,769
                                                                -------------

                                                              Semi-Annual Report

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
-------------------------------------------------------------------------------


             FINANCIAL--MISCELLANEOUS 0.3%
     39,325  Financial Federal Corporation*                       $ 1,290,253
                                                                -------------

             FOOD 0.1%
    117,000  YOCREAM International, Inc.*++                           655,200
                                                                -------------

             HEALTH CARE FACILITIES 2.4%
    426,650  American Healthways, Inc.*                            11,579,281
                                                                -------------

             HEALTH CARE MANAGEMENT SERVICES 9.6%
    351,750  AmeriPath, Inc.*                                       9,426,900
    618,750  AmSurg Corp.*                                         16,836,188
    517,838  CorVel Corp.*                                         15,452,286
    190,982  Orthodontic Centers of America, Inc.*                  5,273,013
                                                                -------------
                                                                   46,988,387
                                                                -------------

             HEALTH CARE SERVICES 1.2%
    100,275  Accredo Health, Incorporated*                          5,742,749
                                                                -------------

             HOME BUILDING 0.7%
     58,275  Meritage Corporation*                                  3,723,773
                                                                -------------

             JEWELRY, WATCHES AND GEMSTONES 0.3%
    152,100  Friedman's Inc.                                        1,635,075
                                                                -------------

             LEISURE TIME 1.0%
    162,000  SCP Pool Corporation*                                  5,086,800
                                                                -------------

             MACHINERY--OIL WELL EQUIPMENT AND SERVICES 0.6%
    181,100  Gulf Island Fabrication, Inc.*                         2,718,311
                                                                -------------

             MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 9.8%
    233,550  Biosite Incorporated*                                  5,780,363
    178,850  Fischer Imaging Corporation*                           2,181,970
    294,037  ICU Medical, Inc.*                                    10,702,947
     56,350  MedAmicus, Inc.*                                         610,834
    142,600  Med-Design Corporation (The)*                          2,003,530
    125,000  MedicalCV, Inc.*                                         406,250
    262,350  Micro Therapeutics, Inc.*                              2,072,565
     68,175  Molecular Devices Corporation*                         1,238,740
    329,514  National Dentex Corp.*++                               8,666,218
    217,025  Omnicell, Inc.*                                        1,612,496
    393,100  Young Innovations, Inc.*++                            12,579,200
                                                                -------------
                                                                   47,855,113
                                                                -------------

   Semi-Annual Report

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
--------------------------------------------------------------------------------


             MEDICAL SERVICES 2.8%
     52,900  Exactech, Inc.*                                    $     793,500
    391,225  RehabCare Group, Inc.*                                11,149,913
     97,787  U.S. Physical Therapy, Inc.*                           1,765,055
                                                                -------------
                                                                   13,708,468
                                                                -------------

             MISCELLANEOUS MATERIALS AND COMMODITIES 0.7%
    165,000  Symyx Technologies*                                    3,407,250
                                                                -------------

             PRODUCTION TECHNOLOGY EQUIPMENT 0.1%
     18,050  Nanometrics Incorporated*                                332,842
                                                                -------------

             RENTAL AND LEASING SERVICES--CONSUMER 0.6%
    402,400  Rainbow Rentals, Inc.*++                               2,816,800
                                                                -------------

             RESTAURANTS 0.5%
    120,250  Benihana Inc.*                                         2,453,100
                                                                -------------

             RETAIL 8.9%
    177,099  99 Cents Only Stores*                                  6,789,976
    129,575  Cato Corporation (The), Class A                        2,886,931
     95,837  Chico's FAS, Inc.*                                     3,229,707
     98,738  Christopher & Banks Corporation*                       3,243,543
    445,650  Global Imaging Systems, Inc.*                          8,199,960
    139,850  Guitar Center, Inc.*                                   2,450,172
     61,900  Linens 'n Things, Inc.*                                1,889,807
     93,100  Lithia Motors, Inc.*                                   2,299,570
    152,000  MarineMax, Inc.*                                       1,824,000
    154,353  Men's Wearhouse, Inc. (The)*                           3,604,143
     74,100  O'Reilly Automotive, Inc.*                             2,339,337
     50,400  Sonic Automotive, Inc.*                                1,510,992
    100,625  Too Inc.*                                              2,967,431
    181,900  Travis Boats & Motors, Inc.*                             454,750
                                                                -------------
                                                                   43,690,049
                                                                -------------

             SAVINGS AND LOANS 0.1%
     16,800  Great Southern Bancorp, Inc.                             535,920
                                                                -------------

             SCIENTIFIC EQUIPMENT AND SUPPLIES 0.0%
     14,550  ChromaVision Medical Systems, Inc.*                       71,295
                                                                -------------


                                                             Semi-Annual Report

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
March 31, 2002 (Unaudited)

    Number
   of Shares                                                          Value
--------------------------------------------------------------------------------


             SERVICES--COMMERCIAL 8.1%
    381,125  Charles River Associates Incorporated*           $     5,735,931
    282,375  FTI Consulting, Inc.*                                  8,747,978
    160,275  Legal Research Center, Inc.*                             237,207
     86,500  RemedyTemp, Inc.*                                      1,366,700
    536,875  Resources Connection, Inc.*                           15,531,794
    209,900  StarTek, Inc.*                                         4,859,185
     96,775  West Corporation*                                      3,061,961
                                                                -------------
                                                                   39,540,756
                                                                -------------

             SHOES 2.0%
    257,425  Finish Line, Inc. (The)*                               4,749,491
    310,800  Maxwell Shoe Company Inc.*                             4,972,800
                                                                -------------
                                                                    9,722,291
                                                                -------------

             TRUCKERS 3.5%
    509,800  Knight Transportation, Inc.*                          10,777,172
     33,975  Landair Corporation*                                     552,094
     81,575  P.A.M. Transportation Services, Inc.*                  2,063,847
    289,400  USA Truck, Inc.*                                       3,733,260
                                                                -------------
                                                                   17,126,373
                                                                -------------

             UTILITIES--TELECOMMUNICATIONS 0.3%
    164,200  Triton PCS Holdings, Inc.*                             1,673,198
                                                                -------------

             TOTAL COMMON AND PREFERRED
                  STOCKS (COST $296,838,039)                      425,369,964
                                                                -------------

   Semi-Annual Report

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
March 31, 2002 (Unaudited)

   Principal
    Amount                                                            Value
--------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS 13.9%
             ----------------------------

             (Variable Rate Demand Deposits)

$68,136,069  UMB Bank Money Market Fiduciary                      $68,136,069
                                                                -------------

             TOTAL SHORT-TERM INVESTMENTS (COST $68,136,069)       68,136,069
                                                                -------------


             TOTAL INVESTMENTS (COST $364,974,108) 100.7%         493,506,033


             LIABILITIES LESS OTHER ASSETS (0.7)%                 (3,481,910)
                                                                -------------


             NET ASSETS 100.0%                                   $490,024,123
                                                                =============

             *Non-income producing
             +Security purchased in a private placement transaction or under
              Rule 144A of the Securities Act of 1933 (see Note 9).
             ++Affiliated company (see Note 8).
             See notes to financial statements.

                                                             Semi-Annual Report

U.S. TREASURY FUND-SCHEDULE OF INVESTMENTS
------------------------------------------
March 31, 2002 (Unaudited)

   Principal
    Amount                                                            Value
--------------------------------------------------------------------------------

              U.S. GOVERNMENT OBLIGATIONS 98.0%
              ---------------------------------

$    600,000  U.S. Treasury Bond, 6.25%, 8/15/23               $      614,437
  7,830,000   U.S. Treasury Bond, 7.50%, 11/15/24                   9,225,940
  2,755,000   U.S. Treasury Bond, 6.875%, 8/15/25                   3,038,357
  1,750,000   U.S. Treasury Bond, 6.75%, 8/15/26                    1,907,364
  3,635,000   U.S. Treasury Bond, 6.50%, 11/15/26                   3,848,131
  3,170,000   U.S. Treasury Bond, 6.625%, 2/15/27                   3,407,750
  4,355,000   U.S. Treasury Bond, 6.375%, 8/15/27                   4,546,211
  4,300,000   U.S. Treasury Bond, 6.125%, 11/15/27                  4,353,247
    947,000   U.S. Treasury Bond, 6.125%, 8/15/29                     964,498
  8,550,000   U.S. Treasury Bond, 5.375% 2/15/31                    8,026,979
 38,100,000   U.S. Treasury Strip, 11/15/21                        11,298,212
 10,100,000   U.S. Treasury Strip, 8/15/25                          2,401,406
                                                                -------------

              TOTAL U.S. GOVERNMENT OBLIGATIONS
                   (COST $55,612,002)                              53,632,532
                                                                -------------


              SHORT-TERM INVESTMENTS 0.9%
              ---------------------------

              (Variable Rate Demand Deposits)

    482,650   UMB Bank Money Market Fiduciary                         482,650
                                                                -------------

              TOTAL SHORT-TERM INVESTMENTS (COST $482,650)            482,650
                                                                -------------


              TOTAL INVESTMENTS (COST $56,094,652) 98.9%           54,115,182


              OTHER ASSETS LESS LIABILITIES 1.1%                      614,067
                                                                -------------


              NET ASSETS 100.0%                                   $54,729,249
                                                                =============

              See notes to financial statements.

   Semi-Annual Report

                      (This page intentionally left blank.)

                                                              Semi-Annual Report

WASATCH FUNDS-STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------
MARCH 31, 2002 (UNAUDITED)


                                                                      ULTRA        GLOBAL SCIENCE
                                                                     GROWTH         & TECHNOLOGY
                                                                      FUND              FUND
----------------------------------------------------------------------------------------------------
ASSETS:
 Investments, at market value
  Nonaffiliated issuers (cost $293,331,863,
   $34,472,752, $836,447,215, $1,186,603,747,
   $577,569,149, $337,776,939
   and $56,094,652, respectively)                                $311,983,490       $33,725,127
  Affiliated issuers (cost $0, $0, $12,116,835,
   $260,950,117, $70,397,342,
   $27,197,169 and $0, respectively)                                        -                 -
 Cash                                                                       -                28
 Receivable for investment securities sold                            366,091           235,278
 Capital shares receivable                                          2,840,207           586,580
 Interest and dividends receivable                                      9,231             3,464
 Prepaid expenses and other assets                                     31,723            13,543
                                                                -------------     -------------
  Total Assets                                                    315,230,742        34,564,020
                                                                -------------     -------------

LIABILITIES:
 Payable for securities purchased                                   9,337,565           601,963
 Capital shares payable                                               761,282            98,216
 Payable to investment advisor                                        352,355            27,387
 Accrued expenses                                                     116,575            31,225
                                                                -------------     -------------
  Total Liabilities                                                10,567,777           758,791
                                                                -------------     -------------

NET ASSETS                                                       $304,662,965       $33,805,229
                                                                =============     =============

NET ASSETS CONSIST OF:
 Capital stock                                                       $127,524           $31,297
 Paid-in capital in excess of par                                 284,009,867        34,365,942
 Undistributed net investment income                                        -                 -
 Undistributed net realized gain (loss)
  on investments                                                    1,873,947           155,615
 Net unrealized appreciation (depreciation) on
  investments and foreign currency translations                    18,651,627         (747,625)
                                                                -------------     -------------
 Net Assets                                                      $304,662,965      $ 33,805,229
                                                                =============     =============

CAPITAL STOCK, $.01 PAR VALUE:
 Authorized                                                    10,000,000,000    10,000,000,000
 Issued and outstanding                                            12,752,396         3,129,742

NET ASSET VALUE, REDEMPTION PRICE
 AND OFFERING PRICE PER SHARE                                          $23.89            $10.80
                                                                       ======            ======




                                                  SMALL CAP           CORE           SMALL CAP                             U.S.
                                                    GROWTH           GROWTH            VALUE           MICRO CAP         TREASURY
                                                     FUND             FUND              FUND             FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments, at market value
  Nonaffiliated issuers (cost $293,331,863,
   $34,472,752, $836,447,215, $1,186,603,747,
   $577,569,149, $337,776,939
   and $56,094,652, respectively)               $981,404,003   $1,340,321,811      $699,702,121    $ 452,249,503       $54,115,182
  Affiliated issuers (cost $0, $0, $12,116,835,
   $260,950,117, $70,397,342,
   $27,197,169 and $0, respectively)              12,662,918      427,971,026        80,596,985       41,256,530                 -
 Cash                                                  4,507           26,476            81,913                -                 -
 Receivable for investment securities sold         4,472,845                -           222,395          996,960                 -
 Capital shares receivable                         2,551,605       18,753,321         7,779,318          154,804           135,497
 Interest and dividends receivable                    25,995        2,339,526           751,809           19,070           579,308
 Prepaid expenses and other assets                    62,219          202,393           117,141           39,442            17,776
                                              --------------   --------------    --------------   --------------    --------------
  Total Assets                                 1,001,184,092    1,789,614,553       789,251,682      494,716,309        54,847,763
                                              --------------   --------------    --------------   --------------    --------------

LIABILITIES:
 Payable for securities purchased                  6,406,520       39,060,520         5,508,737        3,209,690                 -
 Capital shares payable                              871,648          822,994           226,823          297,867            72,860
 Payable to investment advisor                     1,022,875        1,693,023         1,126,141        1,030,246            10,117
 Accrued expenses                                    256,750          465,850           273,006          154,383            35,537
                                              --------------   --------------    --------------   --------------    --------------
  Total Liabilities                                8,556,193       42,042,387         7,134,707        4,692,186           118,514
                                              --------------   --------------    --------------   --------------    --------------

NET ASSETS                                      $992,627,899   $1,747,572,166      $782,116,975     $490,024,123       $54,729,249
                                              ==============   ==============    ==============   ==============    ==============

NET ASSETS CONSIST OF:
 Capital stock                                      $304,313         $458,570        $1,666,712         $727,613           $47,104
 Paid-in capital in excess of par                831,225,028    1,391,942,965       636,644,724      328,766,444        63,467,764
 Undistributed net investment income                       -                -                 -                -           846,407
 Undistributed net realized gain (loss)
  on investments                                  15,595,687       34,431,658        11,472,924       31,998,141       (7,652,556)
 Net unrealized appreciation (depreciation)
  on investments and foreign
  currency translations                          145,502,871      320,738,973       132,332,615      128,531,925       (1,979,470)
                                              --------------   --------------    --------------   --------------    --------------
 Net Assets                                    $ 992,627,899   $1,747,572,166      $782,116,975     $490,024,123       $54,729,249
                                              ==============   ==============    ==============   ==============    ==============

CAPITAL STOCK, $.01 PAR VALUE:
 Authorized                                   10,000,000,000   10,000,000,000    10,000,000,000   10,000,000,000    10,000,000,000
 Issued and outstanding                           30,431,279       45,857,047       166,671,192       72,761,270         4,710,410

NET ASSET VALUE, REDEMPTION PRICE
 AND OFFERING PRICE PER SHARE                         $32.62           $38.11             $4.69            $6.73            $11.62
                                                      ======           ======            ======           ======            ======


See notes to financial statements.

Semi-Annual Report

WASATCH FUNDS-STATEMENTS OF OPERATIONS
---------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)


                                                                      ULTRA        GLOBAL SCIENCE
                                                                     GROWTH         & TECHNOLOGY
                                                                      FUND              FUND
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest                                                             $45,163            $5,633
 Dividends+                                                                 -             4,130
                                                                -------------     -------------
                                                                       45,163             9,763
                                                                -------------     -------------
EXPENSES:
 Investment advisory fee                                            1,116,863           191,191
 Shareholder servicing fees                                           160,386            37,037
 Fund administration and accounting fees                              120,262            28,041
 Federal and state registration fees++                                 49,982             7,509
 Reports to shareholders                                               16,482             8,445
 Custody fees                                                           6,040            17,783
 Audit fees                                                             5,054             2,555
 Legal fees                                                             1,488             3,998
 Directors' fees                                                          603                98
 Other                                                                  2,453             1,646
                                                                -------------     -------------

 Total expenses before reimbursement                                1,479,613           298,303
 Reimbursement of expenses by Advisor                                       -          (49,754)
                                                                -------------     -------------

 Net expenses                                                       1,479,613           248,549
                                                                -------------     -------------

NET INVESTMENT INCOME (LOSS)                                      (1,434,450)         (238,786)
                                                                -------------     -------------

REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investments+                           4,787,781           567,016
 Net realized loss on options purchased                                     -                 -
 Change in unrealized appreciation
  (depreciation) on investments                                    28,278,707         2,702,545
                                                                -------------     -------------

 Net gain (loss) on investments                                    33,066,488         3,269,561
                                                                -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                        $31,632,038        $3,030,775
                                                                =============     =============




                                                  SMALL CAP           CORE           SMALL CAP                             U.S.
                                                    GROWTH           GROWTH            VALUE           MICRO CAP         TREASURY
                                                     FUND             FUND              FUND             FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest                                           $212,329         $239,897          $135,519         $123,160        $1,958,312
 Dividends+                                           73,330        5,533,136         3,946,481           80,833                 -
                                               -------------    -------------     -------------    -------------     -------------
                                                     285,659        5,773,033         4,082,000          203,993         1,958,312
                                               -------------    -------------     -------------    -------------     -------------
EXPENSES:
 Investment advisory fee                           4,212,726        6,171,989         4,227,024        4,368,261           154,347
 Shareholder servicing fees                          539,567          870,869           439,336          248,827            54,717
 Fund administration and accounting fees             375,918          513,067           278,288          230,826            57,285
 Federal and state registration fees++               205,555          259,245           156,766           62,444            15,195
 Reports to shareholders                              20,619         (76,628)          (78,542)          (1,672)             6,548
 Custody fees                                         26,728           47,159            21,640           20,242             2,252
 Audit fees                                            5,054            5,054             4,868            5,004             5,078
 Legal fees                                           14,046           20,168            10,061            7,225             1,145
 Directors' fees                                       3,614            5,020             2,333            1,836               327
 Other                                                 8,681           12,564             6,442            6,616             1,720
                                               -------------    -------------     -------------    -------------     -------------

 Total expenses before reimbursement               5,412,508        7,828,507         5,068,216        4,949,609           298,614
 Reimbursement of expenses by Advisor                      -                -                 -                -          (67,094)
                                               -------------    -------------     -------------    -------------     -------------

 Net expenses                                      5,412,508        7,828,507         5,068,216        4,949,609           231,520
                                               -------------    -------------     -------------    -------------     -------------

NET INVESTMENT INCOME (LOSS)                     (5,126,849)      (2,055,474)         (986,216)      (4,745,616)         1,726,792
                                               -------------    -------------     -------------    -------------     -------------

REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investments+         21,495,581       52,236,089        12,683,563       39,693,813         (279,638)
 Net realized loss on options purchased                    -        (640,853)                 -                -                 -
 Change in unrealized appreciation
  (depreciation) on investments                  143,278,994      274,967,647       134,555,656       77,340,973       (4,263,189)
                                               -------------    -------------     -------------    -------------     -------------
 Net gain (loss) on investments                  164,774,575      326,562,883       147,239,219      117,034,786       (4,542,827)
                                               -------------    -------------     -------------    -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                      $159,647,726     $324,507,409      $146,253,003     $112,289,170      $(2,816,035)
                                               =============    =============     =============    =============     =============

+See Note 8 for information on affiliated issuers.
++See Note 7.

See notes to financial statements.

Semi-Annual Report

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------

                                                                               GLOBAL SCIENCE &
                                               ULTRA GROWTH FUND                TECHNOLOGY FUND          SMALL CAP GROWTH FUND
                                           SIX MONTHS                     SIX MONTHS                    SIX MONTHS
                                             ENDED           YEAR           ENDED         PERIOD          ENDED          YEAR
                                           MARCH 31,        ENDED         MARCH 31,       ENDED         MARCH 31,        ENDED
                                              2002      SEPTEMBER 30,        2002     SEPTEMBER 30,        2002      SEPTEMBER 30,
                                          (UNAUDITED)        2001        (UNAUDITED)      2001*        (UNAUDITED)       2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment loss                       $(1,434,450)     $(935,946)     $(238,786)      $(99,356)   $(5,126,849)   $(3,087,462)
 Net realized gain on investments             4,787,781      6,512,523        567,016        223,828     21,495,581     18,218,171
 Net realized loss on short positions                 -              -              -        (2,787)              -              -
 Change in unrealized appreciation
  (depreciation) on investments              28,278,707   (21,303,405)      2,702,545    (3,450,170)    143,278,994   (67,163,386)
                                          -------------  -------------  -------------  -------------  -------------  -------------
 Net increase (decrease) in net assets
  resulting from operations                  31,632,038   (15,726,828)      3,030,775    (3,328,485)    159,647,726   (52,032,677)

DIVIDENDS PAID FROM:
 Net realized gains                         (4,518,749)   (11,252,113)      (250,799)              -    (9,829,740)   (41,097,860)
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                            (4,518,749)   (11,252,113)      (250,799)              -    (9,829,740)   (41,097,860)

CAPITAL SHARE TRANSACTIONS:
 Shares sold                                222,961,834    108,427,142     36,801,187     19,253,208    367,630,206    485,346,816
 Shares issued to holders in
  reinvestment of dividends                   4,240,122     10,958,786        246,587              -      9,359,244     39,472,015
 Shares redeemed                           (35,925,189)   (62,909,909)   (16,730,540)    (5,297,617)   (87,674,415)  (116,515,638)
 Redemption fees                                175,975        318,033         59,631         21,272         78,596        431,744
                                          -------------  -------------  -------------  -------------  -------------  -------------
 Net increase                               191,452,742     56,794,052     20,376,865     13,976,863    289,393,631    408,734,937
                                          -------------  -------------  -------------  -------------  -------------  -------------

TOTAL INCREASE IN NET ASSETS                218,566,031     29,815,111     23,156,841     10,648,378    439,211,617    315,604,400

NET ASSETS:
 Beginning of period                         86,096,934     56,281,823     10,648,388             10    553,416,282    237,811,882
                                          -------------  -------------  -------------  -------------  -------------  -------------
 End of period                             $304,662,965    $86,096,934    $33,805,229    $10,648,388   $992,627,899   $553,416,282
                                          =============  =============  =============  =============  =============  =============
 Undistributed net investment income
  included in net assets at end of
  period                                              -              -              -              -              -         42,965
                                          =============  =============  =============  =============  =============  =============

*Inception date of the Fund was December 19, 2000.

See notes to financial statements.

 Semi-Annual Report

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------

                                                CORE GROWTH FUND             SMALL CAP VALUE FUND            MICRO CAP FUND
                                           SIX MONTHS                     SIX MONTHS                    SIX MONTHS
                                             ENDED           YEAR           ENDED         PERIOD          ENDED          YEAR
                                           MARCH 31,        ENDED         MARCH 31,       ENDED         MARCH 31,        ENDED
                                              2002      SEPTEMBER 30,        2002     SEPTEMBER 30,        2002      SEPTEMBER 30,
                                          (UNAUDITED)        2001        (UNAUDITED)       2001        (UNAUDITED)       2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment loss                       $(2,055,474)   $(4,748,358)     $(986,216)     $(872,789)   $(4,745,616)   $(4,952,765)
 Net realized gain on investments            52,236,089     75,774,550     12,683,563     17,531,020     39,693,813     40,716,705
 Net realized gain on options written                 -        172,989              -              -              -              -
 Net realized loss on options purchased       (640,853)              -              -              -              -              -
  Change in unrealized appreciation
  (depreciation) on investments             274,967,647   (12,632,653)    134,555,656    (7,864,036)     77,340,973      2,388,446
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Net increase in net assets
  resulting from operations                 324,507,409     58,566,528    146,253,003      8,794,195    112,289,170     38,152,386

DIVIDENDS PAID FROM:
 Net realized gains                        (69,235,847)   (24,873,276)   (12,959,938)    (4,400,225)   (35,303,486)   (59,242,526)
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                           (69,235,847)   (24,873,276)   (12,959,938)    (4,400,225)   (35,303,486)   (59,242,526)

CAPITAL SHARE TRANSACTIONS:
 Shares sold                                652,500,166  1,012,362,033    239,929,911    591,948,181     87,082,872    109,537,512
  Shares issued to holders in
  reinvestment of dividends                  65,821,021     24,496,990     12,179,752      4,276,748     33,474,736     58,030,493
 Shares redeemed                          (219,163,944)  (368,598,381)   (90,436,907)  (160,277,580)   (31,086,366)   (67,430,879)
 Redemption fees                                208,622        275,508         56,145        283,257         27,472         48,259
                                          -------------  -------------  -------------  -------------  -------------  -------------
 Net increase                               499,365,865    668,536,150    161,728,901    436,230,606     89,498,714    100,185,385
                                          -------------  -------------  -------------  -------------  -------------  -------------

TOTAL INCREASE IN NET ASSETS                754,637,427    702,229,402    295,021,966    440,624,576    166,484,398     79,095,245

NET ASSETS:
 Beginning of period                        992,934,739    290,705,337    487,095,009     46,470,433    323,539,725    244,444,480
                                          -------------  -------------  -------------  -------------  -------------  -------------
 End of period                           $1,747,572,166  $ 992,934,739   $782,116,975   $487,095,009   $490,024,123   $323,539,725
                                          =============  =============  =============  =============  =============  =============
  Undistributed net investment income
    included in net assets at end of
  period                                              -              -              -              -              -              -
                                          =============  =============  =============  =============  =============  =============

See notes to financial statements.

Semi-Annual Report

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------

                                                      U.S. TREASURY FUND
                                             SIX MONTHS ENDED       YEAR ENDED
                                              MARCH 31, 2002      SEPTEMBER 30,
                                                (UNAUDITED)            2001
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                            $1,726,792        $3,443,704
 Net realized loss on investments                  (279,638)         (872,471)
 Change in unrealized appreciation
  (depreciation) on investments                  (4,263,189)         4,415,177
                                               -------------     -------------
 Net increase (decrease) in net assets
  resulting from operations                      (2,816,035)         6,986,410

DIVIDENDS PAID FROM:
 Net investment income                           (3,600,125)       (2,864,508)
                                               -------------     -------------
                                                 (3,600,125)       (2,864,508)

CAPITAL SHARE TRANSACTIONS:
 Shares sold                                      14,244,851        58,426,480
 Shares issued to holders in
  reinvestment of dividends                        3,477,679         2,831,050
 Shares redeemed                                (22,804,350)      (57,425,452)
 Redemption fee                                       32,661            42,502
                                               -------------     -------------
 Net increase (decrease)                         (5,049,159)         3,874,580
                                               -------------     -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS         (11,465,319)         7,996,482

NET ASSETS:
 Beginning of period                              66,194,568        58,198,086
                                               -------------     -------------
 End of period                                   $54,729,249       $66,194,568
                                               =============     =============
 Undistributed net investment income
  included in net assets at end of
  period                                             846,407         2,719,740
                                               =============     =============

See notes to financial statements.

Semi-Annual Report

                      (This page intentionally left blank.)

                                                              Semi-Annual Report

ULTRA GROWTH FUND-FINANCIAL HIGHLIGHTS
---------------------------------------
SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)


                                                                              YEAR ENDED SEPTEMBER 30,
                                                  2002           2001           2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $19.15         $27.17         $20.02         $15.10         $21.85         $17.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                              (0.11)         (0.21)         (0.25)         (0.34)         (0.31)         (0.35)
Net realized and unrealized gains (losses)
 on securities+                                    5.77         (2.42)           8.87           6.00         (4.44)           4.25
                                              ---------      ---------      ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS                   5.66         (2.63)           8.62           5.66         (4.75)           3.90

LESS DISTRIBUTIONS:
Distributions from capital gains                 (0.92)         (5.39)         (1.47)         (0.74)         (2.00)              -
                                              ---------      ---------      ---------      ---------      ---------      ---------
TOTAL DISTRIBUTIONS                              (0.92)         (5.39)         (1.47)         (0.74)         (2.00)              -
                                              ---------      ---------      ---------      ---------      ---------      ---------

NET ASSET VALUE, END OF PERIOD                   $23.89         $19.15         $27.17         $20.02         $15.10         $21.85
                                              =========      =========      =========      =========      =========      =========

TOTAL RETURN(1)                                  30.47%       (10.89)%         46.66%         39.86%       (22.07)%         21.75%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)       $304,663        $86,097        $56,282        $41,205        $43,553        $77,243
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(2)    1.65%          1.75%          1.75%          1.75%          1.75%          1.75%
Expenses, before waivers and reimbursements(2)    1.65%          1.79%          1.82%          1.78%          1.90%          1.89%
Net investment loss, net of
 waivers and reimbursements(2)                  (1.60)%        (1.39)%        (1.19)%        (1.49)%        (1.54)%        (1.48)%
Net investment loss, before
 waivers and reimbursements(2)                  (1.60)%        (1.43)%        (1.26)%        (1.52)%        (1.69)%        (1.62)%
Portfolio turnover rate(1)                          43%           123%           135%            77%            91%           103%

+For 2002 and 2001, includes $0.01 and $0.07 in redemption fees, respectively (see Note 2).
(1) Not annualized for periods less than a year.
(2) Annualized.

See notes to financial statements.

Semi-Annual Report

GLOBAL SCIENCE & TECHNOLOGY FUND-FINANCIAL HIGHLIGHTS
-----------------------------------------------------
SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)

                                                                      2002
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $8.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                  (0.08)
Net realized and unrealized gains (losses)
 on securities+                                                        3.04
                                                                   --------
TOTAL FROM INVESTMENT OPERATIONS                                       2.96

LESS DISTRIBUTIONS:
Distributions from capital gains                                     (0.18)
                                                                   --------
TOTAL DISTRIBUTIONS                                                  (0.18)
                                                                   --------

NET ASSET VALUE, END OF PERIOD                                       $10.80
                                                                    =======

TOTAL RETURN(2)                                                      37.41%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                            $33,805
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(3)                        1.95%
Expenses, before waivers and reimbursements(3)                        2.34%
Net investment loss, net of
 waivers and reimbursements(3)                                      (1.87)%
Net investment loss, before
 waivers and reimbursements(3)                                      (2.26)%
Portfolio turnover rate(2)                                              57%

+For 2002 and 2001, includes $0.02 and $0.02 in redemption fees, respectively (see Note 2).
(1) Inception date of the Fund was 12/19/00.
(2) Not annualized for periods less than a year.
(3) Annualized.

See notes to financial statements.

Semi-Annual Report

GLOBAL SCIENCE & TECHNOLOGY FUND-FINANCIAL HIGHLIGHTS
------------------------------------------------------
YEAR ENDED SEPTEMBER 30

                                                                     2001(1)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                  (0.07)
Net realized and unrealized gains (losses)
 on securities+                                                      (1.91)
                                                                   --------
TOTAL FROM INVESTMENT OPERATIONS                                     (1.98)

LESS DISTRIBUTIONS:
Distributions from capital gains                                          -
                                                                   --------
TOTAL DISTRIBUTIONS                                                       -
                                                                   --------

NET ASSET VALUE, END OF PERIOD                                        $8.02
                                                                   ========

TOTAL RETURN(2)                                                    (19.80)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                            $10,648
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(3)                        1.95%
Expenses, before waivers and reimbursements(3)                        3.58%
Net investment loss, net of
 waivers and reimbursements(3)                                      (1.50)%
Net investment loss, before
 waivers and reimbursements(3)                                      (3.13)%
Portfolio turnover rate(2)                                              94%

+For 2002 and 2001, includes $0.02 and $0.02 in redemption fees, respectively (see Note 2).
(1) Inception date of the Fund was 12/19/00.
(2) Not annualized for periods less than a year.
(3) Annualized.

See notes to financial statements.

Semi-Annual Report

SMALL CAP GROWTH FUND-FINANCIAL HIGHLIGHTS
-------------------------------------------
SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)

                                                                     2002
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $26.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                  (0.17)
Net realized and unrealized gains (losses)
 on securities+                                                        7.06
                                                                   --------
TOTAL FROM INVESTMENT OPERATIONS                                       6.89

LESS DISTRIBUTIONS:
Distributions from capital gains                                     (0.45)
                                                                   --------
TOTAL DISTRIBUTIONS                                                  (0.45)
                                                                   --------

NET ASSET VALUE, END OF PERIOD                                       $32.62
                                                                   ========

TOTAL RETURN(1)                                                      26.63%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                           $992,628
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(2)                        1.28%
Expenses, before waivers and reimbursements(2)                        1.28%
Net investment loss, net of
 waivers and reimbursements(2)                                      (1.22)%
Net investment loss, before
 waivers and reimbursements(2)                                      (1.22)%
Portfolio turnover rate(1)                                              22%

+For 2001, includes $0.02 in redemption fees (see Note 2).
(1) Not annualized for periods less than a year.
(2) Annualized.

See notes to financial statements.

Semi-Annual Report

SMALL CAP GROWTH FUND-FINANCIAL HIGHLIGHTS
-------------------------------------------
YEAR ENDED SEPTEMBER 30

                                                                 2001           2000           1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $34.89         $26.01         $20.79         $29.73         $24.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                             (0.15)         (0.23)         (0.20)         (0.17)         (0.12)
Net realized and unrealized gains (losses)
 on securities+                                                 (2.71)          11.82           8.49         (5.08)           6.90
                                                              --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS                                (2.86)          11.59           8.29         (5.25)           6.78

LESS DISTRIBUTIONS:
Distributions from capital gains                                (5.85)         (2.71)         (3.07)         (3.69)         (1.22)
                                                              --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS                                             (5.85)         (2.71)         (3.07)         (3.69)         (1.22)
                                                              --------       --------       --------       --------       --------

NET ASSET VALUE, END OF PERIOD                                  $26.18         $34.89         $26.01         $20.79         $29.73
                                                              ========       ========       ========       ========       ========

TOTAL RETURN(1)                                                (8.61)%         49.63%         48.96%       (19.13)%         29.45%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                      $553,416       $237,812       $145,915       $123,723       $188,965
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(2)                   1.36%          1.38%          1.44%          1.48%          1.50%
Expenses, before waivers and reimbursements(2)                   1.36%          1.38%          1.44%          1.48%          1.54%
Net investment loss, net of
 waivers and reimbursements(2)                                 (0.83)%        (0.84)%        (0.79)%        (0.60)%        (0.39)%
Net investment loss, before
 waivers and reimbursements(2)                                 (0.83)%        (0.84)%        (0.79)%        (0.60)%        (0.43)%
Portfolio turnover rate(1)                                         40%            72%            46%            56%            48%


+For 2001, includes $0.02 in redemption fees (see Note 2).
(1) Not annualized for periods less than a year.
(2) Annualized.

See notes to financial statements.

Semi-Annual Report

CORE GROWTH FUND-FINANCIAL HIGHLIGHTS
-------------------------------------------
SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)

                                                                     2002
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $31.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (0.04)
Net realized and unrealized gains (losses)
 on securities+                                                        8.72
                                                                   --------
TOTAL FROM INVESTMENT OPERATIONS                                       8.68

LESS DISTRIBUTIONS:
Dividends from net investment income                                      -
Distributions from capital gains                                     (2.14)
                                                                   --------
TOTAL DISTRIBUTIONS                                                  (2.14)
                                                                   --------

NET ASSET VALUE, END OF PERIOD                                       $38.11
                                                                   ========

TOTAL RETURN(1)                                                      29.08%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                          1,747,572
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(2)                        1.27%
Expenses, before waivers and reimbursements(2)                        1.27%
Net investment income (loss), net of
 waivers and reimbursements(2)                                      (0.33)%
Net investment income (loss), before
 waivers and reimbursements(2)                                      (0.33)%
Portfolio turnover rate(1)                                              40%

+For 2001, includes $0.01 in redemption fees (see Note 2).
(1) Not annualized for periods less than a year.
(2) Annualized.

See notes to financial statements.

Semi-Annual Report

CORE GROWTH FUND-FINANCIAL HIGHLIGHTS
--------------------------------------------
YEAR ENDED SEPTEMBER 30

                                                                 2001           2000           1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $28.08         $20.62         $17.00         $22.34         $17.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    (0.15)         (0.18)         (0.21)         (0.09)           0.08
Net realized and unrealized gains (losses)
 on securities+                                                   5.96           8.12           4.55         (3.60)           6.07
                                                              --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS                                  5.81           7.94           4.34         (3.69)           6.15

LESS DISTRIBUTIONS:
Dividends from net investment income                                 -              -              -         (0.03)         (0.07)
Distributions from capital gains                                (2.32)         (0.48)         (0.72)         (1.62)         (1.31)
                                                              --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS                                             (2.32)         (0.48)         (0.72)         (1.65)         (1.38)
                                                              --------       --------       --------       --------       --------

NET ASSET VALUE, END OF PERIOD                                  $31.57         $28.08         $20.62         $17.00         $22.34
                                                              ========       ========       ========       ========       ========

TOTAL RETURN(1)                                                 22.63%         39.50%         27.28%       (17.49)%         37.58%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                      $992,935       $290,705       $173,118       $153,148       $135,437
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(2)                   1.32%          1.38%          1.44%          1.44%          1.50%
Expenses, before waivers and reimbursements(2)                   1.32%          1.38%          1.44%          1.44%          1.50%
Net investment income (loss), net of
 waivers and reimbursements(2)                                 (0.66)%        (0.86)%        (1.07)%        (0.50)%          0.44%
Net investment income (loss), before
 waivers and reimbursements(2)                                 (0.66)%        (0.86)%        (1.07)%        (0.50)%          0.44%
Portfolio turnover rate(1)                                         51%            75%            79%            63%            81%

+For 2001, includes $0.01 in redemption fees (see Note 2).
(1) Not annualized for periods less than a year.
(2) Annualized.

See notes to financial statements.

Semi-Annual Report

SMALL CAP VALUE FUND-FINANCIAL HIGHLIGHTS
-------------------------------------------
SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)

                                                                     2002
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $3.76

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                  (0.01)
Net realized and unrealized gains (losses)
 on securities                                                         1.04
                                                                   --------
TOTAL FROM INVESTMENT OPERATIONS                                       1.03

LESS DISTRIBUTIONS:
Distributions from capital gains                                     (0.10)
                                                                   --------
TOTAL DISTRIBUTIONS                                                  (0.10)
                                                                   --------

NET ASSET VALUE, END OF PERIOD                                        $4.69
                                                                   ========

TOTAL RETURN(2)                                                      28.06%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                           $782,117
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(3)                        1.80%
Expenses, before waivers and reimbursements(3)                        1.80%
Net investment loss, net of
 waivers and reimbursements3                                        (0.35)%
Net investment loss, before
 waivers and reimbursements(3)                                      (0.35)%
Portfolio turnover rate(2)                                              28%

1Inception date of the Fund was 12/17/97.
2Not annualized for periods less than a year.
3Annualized.

See notes to financial statements.

Semi-Annual Report

SMALL CAP VALUE FUND-FINANCIAL HIGHLIGHTS
-------------------------------------------
YEAR ENDED SEPTEMBER 30

                                                                 2001           2000           1999          1998(1)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $3.51          $2.43          $1.80          $2.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                  -         (0.02)         (0.04)         (0.01)
Net realized and unrealized gains (losses)
 on securities                                                    0.56           1.19           0.67         (0.19)
                                                              --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS                                  0.56           1.17           0.63         (0.20)

LESS DISTRIBUTIONS:
Distributions from capital gains                                (0.31)         (0.09)              -              -
                                                              --------       --------       --------       --------
TOTAL DISTRIBUTIONS                                             (0.31)         (0.09)              -              -
                                                              --------       --------       --------       --------

NET ASSET VALUE, END OF PERIOD                                   $3.76          $3.51          $2.43          $1.80
                                                              ========       ========       ========       ========

TOTAL RETURN(2)                                                 18.04%         49.94%         35.00%       (10.00)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                      $487,095        $46,470        $16,770        $14,306
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(3)                   1.92%          1.95%          1.95%          1.95%
Expenses, before waivers and reimbursements(3)                   1.92%          2.09%          2.18%          2.52%
Net investment loss, net of
 waivers and reimbursements(3)                                 (0.31)%        (1.02)%        (1.54)%        (1.02)%
Net investment loss, before
 waivers and reimbursements(3)                                 (0.31)%        (1.16)%        (1.77)%        (1.59)%
Portfolio turnover rate(2)                                         41%            67%           106%           114%

(1) Inception date of the Fund was 12/17/97.
(2) Not annualized for periods less than a year.
(3) Annualized.

See notes to financial statements.

Semi-Annual Report

MICRO CAP FUND-FINANCIAL HIGHLIGHTS
-------------------------------------------
SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)

                                                                      2002

NET ASSET VALUE, BEGINNING OF PERIOD                                  $5.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                  (0.07)
Net realized and unrealized gains (losses)
 on securities                                                         1.76
                                                                   --------
TOTAL FROM INVESTMENT OPERATIONS                                       1.69

LESS DISTRIBUTIONS:
Distributions from capital gains                                     (0.60)
                                                                   --------
TOTAL DISTRIBUTIONS                                                  (0.60)
                                                                   --------

NET ASSET VALUE, END OF PERIOD                                        $6.73
                                                                   ========

TOTAL RETURN(1)                                                      32.44%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                           $490,024
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(2)                        2.27%
Expenses, before waivers and reimbursements(2)                        2.27%
Net investment loss, net of
 waivers and reimbursements(2)                                      (2.17)%
Net investment loss, before
 waivers and reimbursements(2)                                      (2.17)%
Portfolio turnover rate(1)                                              30%

(1) Not annualized for periods less than a year.
(2) Annualized.

See notes to financial statements.

Semi-Annual Report

MICRO CAP FUND-FINANCIAL HIGHLIGHTS
-------------------------------------------
YEAR ENDED SEPTEMBER 30

                                                                 2001           2000           1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $6.53          $4.41          $3.59          $4.29          $3.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                             (0.08)         (0.09)         (0.09)         (0.10)         (0.04)
Net realized and unrealized gains (losses)
 on securities                                                    0.74           2.63           1.27         (0.27)           1.36
                                                              --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS                                  0.66           2.54           1.18         (0.37)           1.32

LESS DISTRIBUTIONS:
Distributions from capital gains                                (1.55)         (0.42)         (0.36)         (0.33)         (0.18)
                                                              --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS                                             (1.55)         (0.42)         (0.36)         (0.33)         (0.18)
                                                              --------       --------       --------       --------       --------

NET ASSET VALUE, END OF PERIOD                                   $5.64          $6.53          $4.41          $3.59          $4.29
                                                              ========       ========       ========       ========       ========

TOTAL RETURN(1)                                                 16.32%         63.88%         37.73%        (8.75)%         44.58%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                      $323,540       $244,444       $144,875       $117,533       $157,907
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(2)                   2.32%          2.38%          2.46%          2.50%          2.50%
Expenses, before waivers and reimbursements(2)                   2.32%          2.38%          2.46%          2.51%          2.58%
Net investment loss, net of
 waivers and reimbursements(2)                                 (1.76)%        (1.76)%        (2.22)%        (2.28)%        (1.64)%
Net investment loss, before
 waivers and reimbursements(2)                                 (1.76)%        (1.76)%        (2.22)%        (2.29)%        (1.72)%
Portfolio turnover rate(1)                                         58%            69%            57%            81%            99%


(1) Not annualized for periods less than a year.
(2) Annualized.

See notes to financial statements.

Semi-Annual Report

U.S. TREASURY FUND-FINANCIAL HIGHLIGHTS
--------------------------------------------
SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)

                                                                      2002

NET ASSET VALUE, BEGINNING OF PERIOD                                 $12.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                    0.42
Net realized and unrealized gains (losses)
 on securities+                                                      (1.00)
                                                                   --------
TOTAL FROM INVESTMENT OPERATIONS                                     (0.58)

LESS DISTRIBUTIONS:
Dividends from net investment income                                 (0.77)
Distributions from capital gains                                          -
                                                                   --------
TOTAL DISTRIBUTIONS                                                  (0.77)
                                                                   --------
NET ASSET VALUE, END OF PERIOD                                       $11.62
                                                                   ========

TOTAL RETURN(1)                                                     (4.50)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                            $54,729
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(2)                        0.75%
Expenses, before waivers and reimbursements(2)                        0.97%
Net investment loss, net of
 waivers and reimbursements2                                          5.60%
Net investment loss, before
 waivers and reimbursements(2)                                        5.38%
Portfolio turnover rate(1)                                               5%


+For 2002 and 2001, includes $0.01 and $0.01 in redemption fees, respectively (see Note 2).
(1) Not annualized for periods less than a year.
(2) Annualized.

See notes to financial statements.

U.S. TREASURY FUND-FINANCIAL HIGHLIGHTS
--------------------------------------------
YEAR ENDED SEPTEMBER 30


                                                                 2001           2000           1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $12.00         $11.68         $13.42         $11.32         $10.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                               0.65           0.66           0.61           0.27           0.61
Net realized and unrealized gains (losses)
 on securities+                                                   0.88           0.39         (2.01)           2.39           0.73
                                                              --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS                                  1.53           1.05         (1.40)           2.66           1.34

LESS DISTRIBUTIONS:
Dividends from net investment income                            (0.56)         (0.73)         (0.28)         (0.56)         (0.23)
Distributions from capital gains                                     -              -         (0.06)              -              -
                                                              --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS                                             (0.56)         (0.73)         (0.34)         (0.56)         (0.23)
                                                              --------       --------       --------       --------       --------

NET ASSET VALUE, END OF PERIOD                                  $12.97         $12.00         $11.68         $13.42         $11.32
                                                              ========       ========       ========       ========       ========

TOTAL RETURN(1)                                                 12.89%          9.84%       (10.65)%         24.30%         13.23%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                       $66,195        $58,198        $76,999        $67,856        $11,205
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(2)                   0.75%          0.75%          0.75%          0.75%          0.75%
Expenses, before waivers and reimbursements(2)                   0.95%          0.97%          0.95%          0.95%          1.22%
Net investment loss, net of
 waivers and reimbursements(2)                                   5.34%          5.35%          4.96%          5.06%          5.97%
Net investment loss, before
 waivers and reimbursements(2)                                   5.14%          5.13%          4.76%          4.86%          5.50%
Portfolio turnover rate(1)                                         41%            16%            39%             5%            19%



+For 2002 and 2001, includes $0.01 and $0.01 in redemption fees, respectively (see Note 2).
(1) Not annualized for periods less than a year.
(2) Annualized.

See notes to financial statements.

Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 2002 (UNAUDITED)

1. ORGANIZATION
-----------------
   Wasatch Funds, Inc. (the "Funds") is an open-end, registered management investment company under the Investment Company Act of 1940. The Ultra Growth, Global Science & Technology, Small Cap Growth, Core Growth, Small Cap Value and Micro Cap Funds (collectively the "Equity Funds") are non-diversified portfolios and the Wasatch-Hoisington U.S. Treasury ("U.S. Treasury") Fund is a diversified portfolio of Wasatch Funds. Each of the Funds maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the "Advisor") as investment advisor.

2. SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------
   The financial statements have been prepared in conformity with accounting principles generally accepted in the United States. The following is a summary of the more significant of such policies.
   VALUATION OF SECURITIES-Securities traded on a recognized stock exchange are valued at the last sale price on the exchange on which the securities are primarily traded or at the last sale price on the national securities market. Securities for which there were no transactions are valued at the closing bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. Restricted securities, private placements and other illiquid securities for which market value quotations are not readily available are valued at fair market value as determined by a designated Pricing Committee under the supervision of the Board of Directors and in accordance with Board-approved Pricing Procedures.
   FOREIGN CURRENCY TRANSLATIONS-Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Foreign denominated assets may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.
   INVESTMENT IN SECURITIES-Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
   SHORT SALES-To a limited extent, the Equity Funds may make short sales of securities listed on one or more U.S. or foreign securities exchanges or on Nasdaq or EASDAQ. A short sale means a Fund sells a security it does not own in anticipation of a decline in the stock's price. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to

Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 2002 (UNAUDITED)

replace the borrowed security by purchasing it at a later date. The Fund will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. All short sales must be fully collateralized. The Funds maintain the collateral in a segregated account consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of its short positions. At March 31, 2002, the Equity Funds did not have any open short positions.
   OPTION TRANSACTIONS-For hedging purposes, the Equity Funds may buy and sell put and call options, write covered put and call options on portfolio securities and write over-the-counter options where the completion of the obligation is dependent upon the credit standing of another party. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
   Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.
   FEDERAL INCOME TAXES-It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders.
   EXPENSES-The Funds are charged for expenses that are directly attributable to them, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are generally allocated among the Funds in proportion to their respective net assets.
   USE OF MANAGEMENT ESTIMATES-The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.
   REDEMPTION FEES-The Funds will deduct a fee of 2.00% from redemption proceeds on shares of the Funds held less than two months. The redemption fee is treated as additional paid-in capital.

                                                              Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 2002 (UNAUDITED)

3. DISTRIBUTIONS
------------------
   Dividends from net investment income are declared and paid annually. Distributions of net realized gains, if any, will be declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.
   To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid-in capital in excess of par value, undistributed net investment income and undistributed net realized gain (loss) on investments. Accordingly, at March 31, 2002, reclassifications were recorded to increase undistributed net income in excess of par by $1,434,450, $238,786, $5,083,884, $2,055,474, $986,216, $4,745,616 and $0, decrease undistributed net realized gain on investments by $3,207,924, $308,780, $6,312,224, $18,546,913,
$4,888,573, $7,622,848 and $0 and increase paid-in capital by $1,773,474,
$69,994, $1,228,340, $16,491,439, $3,902,357, $2,877,232 and $0 for the Ultra
Growth, Global Science & Technology, Small Cap Growth, Core Growth, Small Cap Value, Micro Cap and U.S. Treasury Funds, respectively.

4.   CAPITAL STOCK
-------------------
Transactions in shares of capital stock were as follows:


                                                               SIX MONTHS ENDED MARCH 31, 2002
                                               GLOBAL
                                ULTRA         SCIENCE &     SMALL CAP         CORE        SMALL CAP                        U.S.
                                GROWTH       TECHNOLOGY       GROWTH         GROWTH         VALUE         MICRO CAP      TREASURY
                                 FUND           FUND           FUND           FUND           FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                    9,631,234      3,402,928     11,746,130     19,268,802     57,338,651     14,242,702      1,138,392
Dividends reinvested             210,301         27,973        339,016      2,098,403      3,261,595      6,140,084        296,730
Shares redeemed              (1,584,944)    (1,628,681)    (2,792,473)    (6,965,472)   (23,642,372)    (4,945,504)    (1,828,190)
                            ------------   ------------   ------------   ------------   ------------   ------------   ------------
Net increase                   8,256,591      1,802,220      9,292,673     14,401,733     36,957,874     15,437,282      (393,068)
                            ============   ============   ============   ============   ============   ============   ============


Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 2002 (UNAUDITED)


                                                                 YEAR ENDED SEPTEMBER 30, 2001
                                               GLOBAL
                                ULTRA         SCIENCE &     SMALL CAP         CORE        SMALL CAP                        U.S.
                                GROWTH       TECHNOLOGY       GROWTH         GROWTH         VALUE         MICRO CAP      TREASURY
                                 FUND           FUND           FUND           FUND           FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                    4,918,424      1,864,018     17,031,540     31,944,300    158,439,631     20,350,429      4,668,016
Dividends reinvested             519,953              -      1,427,720        953,103      1,411,468     12,540,703        226,665
Shares redeemed              (3,013,865)      (536,496)    (4,137,252)   (11,794,560)   (43,381,522)   (13,011,118)    (4,639,439)
                            ------------   ------------   ------------   ------------   ------------   ------------   ------------
Net increase                   2,424,512      1,327,522     14,322,008     21,102,843    116,469,577     19,880,014        255,242
                            ============   ============   ============   ============   ============   ============   ============


*Inception date of the Fund was December 19, 2000.

5.   PURCHASES AND SALES OF SECURITIES
---------------------------------------
     Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the six months ended March 31, 2002 are summarized below:

                                               GLOBAL
                                ULTRA         SCIENCE &     SMALL CAP         CORE        SMALL CAP                        U.S.
                                GROWTH       TECHNOLOGY       GROWTH         GROWTH         VALUE         MICRO CAP      TREASURY
                                 FUND           FUND           FUND           FUND           FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
PURCHASES                   $209,889,767    $29,916,475   $443,661,485   $567,752,973   $193,908,829    $141,350,771         -

SALES                      $(64,913,706)  $(11,987,296) $(153,054,211) $(423,685,146) $(135,714,103)  $(106,223,141)         -


     The only purchases and sales of U.S. government securities occurred in the U.S. Treasury Fund and were $2,885,923 and $10,053,538, respectively.
     The Ultra Growth, Global Science & Technology, Small Cap Growth, Core Growth, Small Cap Value, Micro Cap and U.S. Treasury Funds' tax basis in their investments is $294,683,889, $34,584,457, $849,594,200, $1,455,666,021,
$650,380,975, $365,366,633 and $56,094,652, respectively.

                                                              Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 2002 (UNAUDITED)

     As of March 31, 2002, gross unrealized appreciation and (depreciation) for federal income tax purposes were as follows:

                                               GLOBAL
                                ULTRA         SCIENCE &     SMALL CAP         CORE        SMALL CAP                        U.S.
                                GROWTH       TECHNOLOGY       GROWTH         GROWTH         VALUE         MICRO CAP      TREASURY
                                 FUND           FUND           FUND           FUND           FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION      $41,819,872     $3,535,010   $210,356,272   $352,495,073   $148,972,063   $148,133,883       $806,185
UNREALIZED DEPRECIATION     (24,520,271)    (4,394,340)   (65,873,551)   (39,868,257)   (19,053,932)   (19,994,483)    (2,785,655)
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------
NET UNREALIZED APPRECIATION
  (DEPRECIATION)             $17,299,601     $(859,330)   $144,482,721   $312,626,816   $129,918,131   $128,139,400   $(1,979,470)
                            ============   ============   ============   ============   ============   ============   ============


--------------------------------------------------------------------------------

6.   INVESTMENT ADVISORY
-------------------------
     As the Funds' investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. For the six months ended March 31, 2002, management fees for the Ultra Growth, Global Science & Technology, Small Cap Growth, Core Growth, Small Cap Value, Micro Cap and U.S. Treasury Funds were 1.25%, 1.50%, 1.00%, 1.00%, 1.50%, 2.00% and 0.50% of the average daily net assets of each Fund, respectively.
     The Advisor has voluntarily agreed to limit the expenses of the Ultra Growth, Global Science & Technology, Small Cap Growth, Core Growth, Small Cap Value, Micro Cap and U.S. Treasury Funds to 1.75%, 1.95%, 1.50%, 1.50%, 1.95%, 2.50% and 0.75% of average daily net assets, respectively. For the six months ended March 31, 2002, the Advisor reimbursed $49,754 for the Global Science & Technology Fund and $67,094 for the U.S. Treasury Fund.

7.   FEDERAL FILING FEES
-------------------------
     On January 16, 2002, the President signed the "Investor and Capital Markets Fee Relief Act" which substantially reduced filing fee rates under Section 6(b) of the Securities Act of 1933, retroactively effective to October 1, 2001. As a result, filing fees accrued for the Funds in fiscal year 2001 have been reduced in fiscal year 2002.

Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 2002 (UNAUDITED)

8.   TRANSACTIONS WITH AFFILIATES
----------------------------------
     The following is an analysis of transactions for the six months ended March 31, 2002 in the Small Cap Growth, Core Growth, Small Cap Value and Micro Cap Funds with "affiliated companies" as defined by the Investment Company Act of 1940:

SMALL CAP GROWTH FUND

                                                          AMOUNT OF  AMOUNT OF
                                                          DIVIDENDS GAIN (LOSS)
                                                           CREDITED   REALIZED
                                                              TO         ON
                                                            INCOME    SALE OF
                                  SHARE ACTIVITY            FOR THE    SHARES
                    -------------------------------------  SIX MOS. FOR THE SIX
                     BALANCE                      BALANCE    ENDED   MOS. ENDED
SECURITY NAME        9/30/01  PURCHASES    SALES  3/31/02   3/31/02   3/31/02
--------------------------------------------------------------------------------
Charles River
 Associates Incorp.  240,140   224,225       -    464,365        -        -
National Dentex
 Corp.               215,350       400       -    215,750        -        -

CORE GROWTH FUND

                                                          AMOUNT OF  AMOUNT OF
                                                          DIVIDENDS GAIN (LOSS)
                                                           CREDITED   REALIZED
                                                              TO         ON
                                                            INCOME    SALE OF
                                  SHARE ACTIVITY            FOR THE    SHARES
                    -------------------------------------  SIX MOS. FOR THE SIX
                     BALANCE                      BALANCE    ENDED   MOS. ENDED
SECURITY NAME        9/30/01  PURCHASES    SALES  3/31/02   3/31/02   3/31/02
--------------------------------------------------------------------------------
AmeriCredit Corp.  2,505,637 5,770,125 5,112,225  3,163,537    -    $8,258,531
Orthodontic Centers
 of America, Inc.  2,694,481   688,975   306,825  3,076,631    -    $(406,287)
Pediatrix Medical
 Group Inc.        1,211,275   429,325   116,125  1,524,475    -    $2,528,965
Rent-A-Center, Inc.2,958,650   186,875         -  3,145,525    -             -
United Rentals,
 Inc.              4,259,250   125,325 1,572,475 2,812,100*    -    $3,641,768
Watson Wyatt &
 Company Holdings    561,000    85,325         -   646,325*    -             -

*No longer affiliated as of March 31, 2002.

                                                              Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 2002 (UNAUDITED)

SMALL CAP VALUE FUND

                                                          AMOUNT OF  AMOUNT OF
                                                          DIVIDENDS GAIN (LOSS)
                                                           CREDITED   REALIZED
                                                              TO         ON
                                                            INCOME    SALE OF
                                  SHARE ACTIVITY            FOR THE    SHARES
                    -------------------------------------  SIX MOS. FOR THE SIX
                     BALANCE                      BALANCE    ENDED   MOS. ENDED
SECURITY NAME        9/30/01  PURCHASES    SALES  3/31/02   3/31/02   3/31/02
--------------------------------------------------------------------------------
Friedman's, Inc.      752,420  431,600    10,000  1,174,020  $37,847   $(6,602)
Kadant, Inc.          684,350   67,700         -    752,050        -          -
Maxwell Shoe
 Company Inc.         512,000        -         -    512,000        -          -
MicroFinancial
 Incorporated       1,100,100        -    29,875  1,070,225 $108,516 $(123,414)
Nara Bancorp, Inc.          -  335,550         -    335,550  $33,555          -
OrthAlliance, Inc.(1) 854,075        -   854,075         -*        -          -
PCD Inc.              650,664        -         -    650,664        -          -
Peak International
 Limited              419,275  525,750    21,700    923,325        -    $33,030
Supertex, Inc.        626,650        -   340,175   286,475*        -   $917,441
Whitehall
 Jewellers, Inc.      857,485  441,933         -  1,299,418        -          -

*No longer affiliated as of March 31, 2002.
(1) OrthAlliance, Inc. was acquired by Orthodontic Centers of America, Inc. on 11/7/01.

MICRO CAP FUND


                                                          AMOUNT OF  AMOUNT OF
                                                          DIVIDENDS GAIN (LOSS)
                                                           CREDITED   REALIZED
                                                              TO         ON
                                                            INCOME    SALE OF
                                  SHARE ACTIVITY            FOR THE    SHARES
                    -------------------------------------  SIX MOS. FOR THE SIX
                     BALANCE                      BALANCE    ENDED   MOS. ENDED
SECURITY NAME        9/30/01  PURCHASES    SALES  3/31/02   3/31/02   3/31/02
--------------------------------------------------------------------------------
Aramex International
 Limited1            273,150     6,000   279,150         -*       -    $234,349
Bradley
 Pharmaceuticals,Inc.425,250    49,475   368,475   106,250*       -  $5,211,235
IRIDEX Corporation   853,600         -         -    853,600       -           -
National Dentex
 Corp.               323,550     5,964         -    329,514       -           -
PSi Technologies
 Holdings, Inc. ADR  449,400   333,500         -    782,900       -           -
Rainbow
 Rentals, Inc.       356,300    46,100         -    402,400       -           -
YOCREAM
 International, Inc. 106,000    11,000         -    117,000       -           -
Young
 Innovations, Inc.   336,000    65,200     8,100    393,100       -     $97,108

*No longer affiliated as of March 31, 2002.
(1) Aramex International Limited was acquired by Rasmala Buyout Fund LP on
2/7/02.

Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 2002 (UNAUDITED)

9.   RESTRICTED SECURITIES
---------------------------
     The Funds may own investments that were purchased through private placement transactions (or under Rule 144A as noted) and cannot be sold without prior registration under the Securities Act of 1933 or may be limited due to certain restrictions. The costs of registering such securities are paid by the issuer. At March 31, 2002, the Funds held restricted preferred stocks (or common stocks as noted) as follows:

RESTRICTED SECURITIES

                                                                       VALUE AS
                            ACQUISITION      ACQUISITION      FAIR       % OF
                                DATE             COST        VALUE    NET ASSETS
ULTRA GROWTH FUND
 IQ4Hire, Inc.                9/7/00           $110,000         $ 440        -
 Metro-Optix, Inc.,
  Series B                    6/16/00          $542,768       226,975    0.07%
 Metro-Optix, Inc.,
  Series C               7/16/01 - 9/7/01      $507,400       445,050    0.15%
 Northwest Biotherapeutics,
  Inc., Series D              6/13/01          $145,000        99,980    0.03%
 SiRF Technology Holdings,
  Series H                   12/20/01          $806,000       806,000    0.27%
                                                          -----------  -------
                                                           $1,578,445    0.52%
--------------------------------------------------------------------------------
GLOBAL SCIENCE & TECHNOLOGY FUND
 Metro-Optix, Inc.,
  Series C               7/16/01 - 9/7/01      $198,240      $173,880    0.52%
 Northwest Biotherapeutics,
  Inc., Series D              6/13/01           $35,000        24,133    0.07%
 SiRF Technology Holdings,
  Series H                   12/20/01          $277,875       277,875    0.82%
                                                          -----------  -------
                                                             $475,888    1.41%
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
 Metro-Optix, Inc.,
  Series B                    6/16/00        $1,511,483      $632,075    0.06%
 Metro-Optix, Inc.,
  Series C               7/16/01 - 9/7/01    $3,374,441     2,959,785    0.30%
 SiRF Technology
  Holdings, Series H         12/20/01        $2,616,120     2,616,120    0.26%
                                                          -----------  -------
                                                          $ 6,207,980    0.62%
--------------------------------------------------------------------------------
CORE GROWTH FUND
 Saxon Capital, Inc.(1)       6/29/01       $10,775,000   $15,914,675    0.91%
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND
 Saxon Capital, Inc.(1)  6/29/01 - 7/27/01   $6,574,390   $ 9,695,028    1.24%
--------------------------------------------------------------------------------
MICRO CAP FUND
 Metro-Optix, Inc.,
  Series B                    6/16/00          $474,854      $198,575    0.04%

(1) Common stock. Rule 144A Security.

                                                              Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 2002 (UNAUDITED)

10.  RESULTS OF THE SHAREHOLDER MEETING
-----------------------------------------
     A special meeting of shareholders of the Funds was held on January 24, 2002.
     The Funds listed below each issue are those entitled to vote on that issue. The matters were voted on by the shareholders of record as of December 10,
2001 and the results of the vote at the shareholder meeting held January 24, 2002 were as follows:

RESULTS OF THE SHAREHOLDER MEETING
                                                                      BROKER
                                  FOR       AGAINST      ABSTAIN     NON-VOTE
--------------------------------------------------------------------------------
1. PROPOSAL TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUNDS.
   Ultra Growth                 3,092,939     283,999       64,929           -
   Global Science & Technology  1,153,957      51,470       12,322           -
   Small Cap Growth            13,541,397     948,090      250,377           -
   Core Growth                 16,967,940   1,045,753      305,988           -
   Small Cap Value             60,844,670   4,604,543    1,260,762           -
   Micro Cap                   39,635,440   2,252,776      523,012           -
   U.S. Treasury                3,681,803     226,312       57,136           -
--------------------------------------------------------------------------------
2. FOR ALL FUNDS (EXCEPT THE GLOBAL SCIENCE & TECHNOLOGY AND U.S. TREASURY FUNDS), TO APPROVE OR DISAPPROVE A PROPOSAL TO ELIMINATE THE CURRENT PROHIBITION ON SHORT SELLING OF SECURITIES, SO THAT THIS POLICY WILL BE THE SAME FOR ALL OF THE EQUITY FUNDS. (THE "EQUITY FUNDS" INCLUDE ALL OF THE FUNDS EXCEPT THE U.S. TREASURY FUND.)
   Ultra Growth                 2,383,513     298,153       79,577     680,624
   Small Cap Growth            10,036,155   1,272,067      310,644   3,120,998
   Core Growth                 12,803,495   1,644,760      387,093   3,484,333
   Small Cap Value             47,040,115   5,575,591    1,309,883  12,784,386
   Micro Cap                   30,701,648   2,584,282      629,580   8,495,718
--------------------------------------------------------------------------------
3. FOR ALL OF THE EQUITY FUNDS, TO APPROVE OR DISAPPROVE A PROPOSAL TO MODIFY THE LIMITATIONS ON BORROWING SO THAT THIS POLICY WILL BE THE SAME FOR ALL OF THE EQUITY FUNDS AND WILL ALLOW THE EQUITY FUNDS TO BORROW TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.
   Ultra Growth                 2,391,320     299,402       70,521     680,624
   Global Science & Technology    876,841      37,617       15,738     287,553
   Small Cap Growth            10,203,054   1,118,309      297,504   3,120,997
   Core Growth                 12,798,351   1,641,745      395,252   3,484,333
   Small Cap Value             47,187,276   5,346,429    1,391,884  12,784,386
   Micro Cap                   30,487,520   2,823,367      604,623   8,495,718

Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 2002 (UNAUDITED)

RESULTS OF THE SHAREHOLDER MEETING-CONTINUED
                                                                        BROKER
                                      FOR     AGAINST      ABSTAIN    NON-VOTE
--------------------------------------------------------------------------------
4. FOR ALL OF THE EQUITY FUNDS, TO APPROVE OR DISAPPROVE A PROPOSAL TO MODIFY THE LIMITATIONS ON ISSUING SENIOR SECURITIES SO THAT THIS POLICY WILL BE THE SAME FOR ALL OF THE EQUITY FUNDS AND WILL BE CONSISTENT WITH APPLICABLE LAW.
   Ultra Growth                 2,419,888     262,703       78,652     680,624
   Global Science & Technology    862,442      50,454       17,300     287,553
   Small Cap Growth            10,333,463     959,971      325,433   3,120,997
   Core Growth                 12,969,793   1,409,757      455,798   3,484,333
   Small Cap Value             47,335,606   5,004,013    1,585,970  12,784,386
   Micro Cap                   30,914,503   2,362,689      638,318   8,495,718
--------------------------------------------------------------------------------
5. FOR ALL OF THE EQUITY FUNDS, TO APPROVE OR DISAPPROVE A PROPOSAL TO
   ELIMINATE THE CURRENT PROHIBITION ON PURCHASING SECURITIES ON MARGIN SO THE FUNDS WILL BE LIMITED ONLY BY APPLICABLE LAW.
   Ultra Growth                 2,359,723     321,229       80,291     680,624
   Global Science & Technology    859,848      49,202       21,146     287,553
   Small Cap Growth             9,905,211   1,416,130      297,525   3,120,998
   Core Growth                 12,488,654   1,929,399      417,294   3,484,334
   Small Cap Value             46,031,091   6,584,737    1,309,761  12,784,386
   Micro Cap                   30,045,419   3,306,294      563,797   8,495,718

                                                              Semi-Annual Report

WASATCH FUNDS-DIRECTORS AND OFFICERS
-------------------------------------
MARCH 31, 2002

NAME, ADDRESS,                   POSITION(S) HELD       TERM OF OFFICE AND
AND AGE                              WITH FUND         LENGTH OF TIME SERVED
--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

 JAMES U. JENSEN                      Director              Indefinite
 NPS Pharmaceuticals, Inc.                                  Served as Director
 420 Chipeta Way                                            since 1986
 Salt Lake City, UT 84108
 Age: 57

 WILLIAM R. SWINYARD, PH.D.           Director              Indefinite
 Management Office                                          Served as Director
 680 Tanner Building                                        since 1986
 Brigham Young University
 Provo, UT 84602
 Age: 61

--------------------------------------------------------------------------------
INTERESTED DIRECTORS*:

 SAMUEL S. STEWART, JR., PH.D., CFA   President, Chairman   Indefinite
 150 Social Hall Avenue               of the Board and      Served as President,
 Suite 400                            Director              Chairman of the
 Salt Lake City, UT 84111                                   Board and Director
 Age: 59                                                    since 1986

 JEFF S. CARDON, CFA                  Executive Vice        Indefinite
 150 Social Hall Avenue               President and         Served as Vice
 Suite 400                            Director              President and
 Salt Lake City, UT 84111                                   Director
 Age: 44                                                    since 1986

--------------------------------------------------------------------------------
OFFICERS:

 VENICE F. EDWARDS, CFA               Secretary/Treasurer   Indefinite
 150 Social Hall Avenue                                     Served as
 Suite 400                                                  Secretary/Treasurer
 Salt Lake City, UT 84111                                   since 1996
 Age: 51

Semi-Annual Report

WASATCH FUNDS-DIRECTORS AND OFFICERS
-------------------------------------
MARCH 31, 2002

                                      NUMBER OF PORTFOLIOS
 PRINCIPAL OCCUPATION(S)              IN COMPLEX OVERSEEN   OTHER DIRECTORSHIPS
 DURING PAST 5 YEARS                  BY DIRECTOR           HELD BY DIRECTOR
--------------------------------------------------------------------------------

 Vice President of Corporate                 7              None
 Development and Legal Affairs,
 NPS Pharmaceuticals, Inc.


 Professor of Business Management and        7              None
 Holder of the Fred G. Meyer Chair of
 Marketing, Brigham Young University
 since 1978; Founding partner of Struman
 and Associates, Inc., a management
 consulting firm since 1983.

--------------------------------------------------------------------------------
 Chairman of the Board and Director          7              None
 of Research for Wasatch Advisors, Inc.
 (the "Advisor") since 1975; Professor of
 Finance at the University of Utah from
 1975 through 2000.

 President and Treasurer for the Advisor     7              None
 since 1999; Director of the Advisor
 since 1985; Security Analyst for
 the Advisor since 1980.

--------------------------------------------------------------------------------
 Compliance Officer since 1995 and           None           None
 Secretary of the Advisor since 1999;
 Portfolio Manager for the Advisor
 since 1983.
--------------------------------------------------------------------------------

*INTERESTED DIRECTORS SERVE AS DIRECTORS AND OFFICERS OF WASATCH ADVISORS, INC.

 Additional information about the Funds' directors is provided in the Statement of Additional Information and is available, without charge, upon request, by calling 1 (800) 551-1700.

                                                              Semi-Annual Report

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Semi-Annual Report

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                                                              Semi-Annual Report

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Semi-Annual Report